                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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                            The Walt Disney Company
--------------------------------------------------------------------------------
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

                            The Walt Disney Company

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 19, 2002

                               ----------------

To our Shareholders:

  The 2002 annual meeting of shareholders of The Walt Disney Company will be held at the Hartford Civic Center, One Civic Center Plaza, Hartford, Connecticut, on Tuesday, February 19, 2002, beginning at 10:00 a.m. local time. At the meeting, the holders of the Company's outstanding common stock will act on the following matters:

   (1) Election of sixteen directors, each for a term of one year;

   (2) Ratification of the appointment of the Company's independent accountants for 2002;

   (3) Approval of the Company's 2002 Executive Performance Plan;

   (4) Consideration of four shareholder proposals, if presented to the meeting; and

   (5) Any other matters that properly come before the meeting.

  All holders of record of shares of Disney common stock (NYSE: DIS) at the close of business on December 27, 2001 are entitled to vote at the meeting and any postponements or adjournments of the meeting.

IF YOU PLAN TO ATTEND:

  Please note that space limitations make it necessary to limit attendance to shareholders and one guest. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 8:00 a.m., and seating will begin at 9:00 a.m. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Shareholders holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

                                          By order of the Board of Directors,

                                          /s/ Marsha L. Reed
                                          Marsha L. Reed
                                          Vice President and Secretary

January 4, 2002
Burbank, California

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
About the Meeting ........................................................   1


  What is the purpose of the annual meeting?..............................   1
  Who is entitled to vote at the meeting?.................................   1
  What are the voting rights of the holders of Disney common stock?.......   1
  Who can attend the meeting?.............................................   1
  What constitutes a quorum?..............................................   1
  How do I vote?..........................................................   2
  Can I vote by telephone or electronically?..............................   2
  Can I change my vote after I return my proxy card?......................   2
  How do I vote my 401(k) shares?.........................................   2
  What are the Board's recommendations?...................................   2
  What vote is required to approve each item?.............................   3


Stock Ownership ..........................................................   3


  Who are the largest owners of the Company's stock?......................   3
  How much stock do the Company's directors and executive officers own? ..   3


Item 1--Election of Directors.............................................   5


  Directors Standing for Election ........................................   5
  Certain Relationships and Related Transactions..........................  10
  Report of the Audit Committee ..........................................  10
  Audit and Non-Audit Fees................................................  11
  Executive Compensation..................................................  12
    Report of the Compensation Committee and the Executive Performance
     Subcommittee.........................................................  12
    Compensation Committee Interlocks and Insider Participation...........  15
    Employment Agreements.................................................  15
    Executive Compensation Summary Table..................................  18
    Option Grants for Fiscal 2001.........................................  19
    Option Exercises and Values for Fiscal 2001...........................  20
    Retirement Plans......................................................  20
  Comparison of Cumulative Total Returns..................................  21


Item 2--Ratification of Appointment of Independent Accountants............  22


Item 3--Approval of the 2002 Executive Performance Plan...................  22


Item 4--Shareholder Proposals.............................................  25


Other Matters.............................................................  31


Additional Information....................................................  31


ANNEX 1--2002 Executive Performance Plan.................................. A-1

                            The Walt Disney Company

                         500 South Buena Vista Street
                           Burbank, California 91521

                               ----------------

                                PROXY STATEMENT

                               ----------------

  This proxy statement contains information related to the annual meeting of shareholders of The Walt Disney Company to be held on Tuesday, February 19, 2002, beginning at 10:00 a.m., at the Hartford Civic Center, One Civic Center Plaza, Hartford, Connecticut, and at any postponements or adjournments thereof.

                               ABOUT THE MEETING

What is the purpose of the annual meeting?

  At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors, ratification of the Company's independent accountants, approval of the Company's 2002 Executive Performance Plan and consideration of four shareholder proposals, if presented to the meeting. In addition, management will report on the performance of the Company during fiscal 2001 and respond to questions from shareholders.

Who is entitled to vote at the meeting?

  Only shareholders of record at the close of business on December 27, 2001, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

What are the voting rights of the holders of Disney common stock?

  Each outstanding share of Disney common stock will be entitled to one vote on each matter.

Who can attend the meeting?

  All shareholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 8:00 a.m., and seating will begin at 9:00 a.m. If you attend, please note that you may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

  Please also note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

  The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 2,047,051,527 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 1,023,525,764 votes will be required to establish a quorum.

  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

How do I vote?

  If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I vote by telephone or electronically?

  If you are a registered shareholder (that is, if you hold your stock in certificate form or participate in the Walt Disney Investment Plan or Employee Stock Purchase Plan), you may vote by telephone, or electronically through the Internet, by following the instructions included with your proxy card. If your shares are held in "street name," please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. The deadline for voting by telephone or electronically is 11:59 p.m. on February 18, 2002.

Can I change my vote after I return my proxy card?

  Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

How do I vote my 401(k) shares?

  If you participate in the Disney Salaried Savings and Investment Plan, the ABC, Inc. Savings and Investment Plan, the go.com Savings and Investment Plan or the Disney Hourly Savings and Investment Plan, you may vote an amount of shares of common stock equivalent to the interest in Disney common stock credited to your account as of the record date. You may vote by instructing Fidelity Management Trust Company, the trustee of each of the plans, pursuant to the instruction card being mailed with this proxy statement to plan participants. The trustee will vote your shares in accordance with your duly executed instructions received by February 11, 2002. If you do not send instructions, the share equivalents credited to your account will be voted by the trustee in the same proportion that it votes share equivalents for which it did receive timely instructions.

  You may also revoke previously given voting instructions by February 11, 2002 by filing with the trustee either a written notice of revocation or a properly completed and signed voting instruction card bearing a later date.

What are the Board's recommendations?

  Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

  .  for election of the nominated slate of directors (see Item 1);
  . for ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for fiscal 2002 (see Item 2);
  .  for approval of the 2002 Executive Performance Plan (see Item 3); and
  .  against approval of each of the shareholder proposals (see Item 4).

  With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

  Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

  Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

  If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                                STOCK OWNERSHIP

Who are the largest owners of the Company's stock?

  Based on a review of filings with the Securities and Exchange Commission, the Company is unaware of any holders of more than 5% of the outstanding shares of Disney common stock.

How much stock do the Company's directors and executive officers own?

  The following table shows the amount of Disney common stock beneficially owned (unless otherwise indicated) by our directors, the executive officers named in the Executive Compensation Summary Table below and the directors and executive officers as a group. Except as otherwise indicated, all information is as of December 27, 2001.

                                                                  Aggregate
                                                                  Number of
                                                                    Shares      Acquirable   Percent of
                                                                 Beneficially   Within 60      Class
                              Name                               Owned(1)(2)     Days(3)   Outstanding(4)
  Reveta F. Bowers.............................................        6,472        22,850        *
  John E. Bryson...............................................        3,662            --        *
  Roy E. Disney................................................   17,547,457       600,000        *
  Michael D. Eisner............................................   13,272,786(5)  6,154,824        *
  Judith L. Estrin.............................................        4,767         3,600        *
  Stanley P. Gold..............................................       20,141        24,000        *
  Robert A. Iger...............................................       42,569     2,309,676        *
  Monica C. Lozano.............................................        1,000            --        *
  Louis M. Meisinger...........................................          331       116,935        *
  George J. Mitchell...........................................       12,502        20,400        *
  Peter E. Murphy..............................................        6,759       821,246        *
  Thomas S. Murphy.............................................    1,997,401        18,000        *
  Leo J. O'Donovan, S.J........................................           --        10,800        *
  Sidney Poitier...............................................       10,115        24,000        *
  Thomas O. Staggs.............................................       15,119       934,046        *
  Robert A.M. Stern............................................        6,644         6,000        *
  Andrea L. Van de Kamp........................................        3,785         3,600        *
  Raymond L. Watson............................................       47,601        24,000        *
  Gary L. Wilson...............................................        9,204        24,000        *
  All directors and executive officers as a group (19 persons).   33,008,315    11,117,977      2.2%

 * Represents less than 1% of the outstanding common stock of the class.
(1) The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority. Some directors and executive officers disclaim beneficial ownership of some of the shares included in the table, as indicated below:

  . Mr. Eisner--21,600 shares owned by his wife, 67,200 shares held by his wife as custodian for one of their children and 9,600 shares held in a trust of which Mr. Eisner is the income beneficiary;
  . Mr. Disney--768,960 shares held in trusts for the benefit of his children or grandchildren, of which Mr. Disney is the trustee; and 1,248 shares beneficially owned by Shamrock Holdings, Inc., of which both Mr. Disney and his wife are officers and directors and the shares of which are held by Mr. Disney, his wife, certain of his children, trusts for the benefit of his children and custodial accounts for the benefit of certain of his children and grandchildren;
  . Mr. Gold--5,820 shares held by his wife and 1,248 shares beneficially owned by Shamrock Holdings, Inc., of which he is an officer and director;
  . Thomas Murphy--52,170 shares held in trust for the benefit of a non-family member and 1,320 shares owned by his wife; and
  . Mr. Staggs--900 shares held by a trust for the benefit of members of his family, of which he is trustee.

  All directors and executive officers as a group disclaim beneficial ownership of a total of 928,318 shares.

(2) For executive officers, the numbers include interests in shares held in Company savings and investment plans as of October 31, 2001, with respect to which participants have voting power but no investment rights: Mr. Eisner--27,730 shares; Mr. Iger--14,601 shares; Peter Murphy--2,079 shares; Mr. Staggs--5,047 shares; Mr. Meisinger--331 shares; and all executive officers as a group--49,788 shares. For non-employee directors participating in the 1997 Non-Employee Directors Stock and Deferred Compensation Plan, the numbers include share units credited as of September 30, 2001, to the director's account: Ms. Bowers--5,322 shares; Mr. Bryson--2,162 shares; Mr. Gold--8,113 shares; Sen. Mitchell--7,402 shares; Thomas Murphy--9,783 shares; Mr. Poitier--7,340 shares; Mr. Stern--5,719 shares; Ms. Van de Kamp--3,585 shares; Mr. Watson--7,761 shares; and Mr. Wilson--5,704 shares. Participating directors do not have current voting or investment power with respect to these share units, which are payable solely in shares of common stock upon termination of service.

(3) Reflects the number of shares that could be purchased by exercise of options available at December 27, 2001 or within 60 days thereafter under the Company's stock option plans.

(4)  Based on the number of shares outstanding at December 27, 2001.

(5) Does not include 825,000 shares held by The Eisner Foundation, Inc., a charitable not-for-profit corporation in which Mr. Eisner has no pecuniary interest.

  Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our directors and executive officers complied during fiscal 2001 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 with the exception of a purchase of 5,000 shares of common stock by Mr. Watson in September 2001, which was reported in November 2001.

                         ITEM 1--ELECTION OF DIRECTORS

  The current term of office of all of the Company's directors expires at the 2002 annual meeting. The Board of Directors proposes that the following nominees, all of whom are currently serving as directors, be re-elected for a new term of one year and until their successors are duly elected and qualified. Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

  The directors standing for election are:


[PHOTO]           Reveta F. Bowers                          Director since 1993

                  Mrs. Bowers, 53, has been an administrator and the Head of School for the Center for Early Education, an independent school for pre-school through sixth grade located in Los Angeles, since 1976. She is President of the Board of Governors of the Fulfillment Fund, a not-for-profit organization dedicated to the education, support and betterment of disadvantaged students, and a director of several other not-for-profit educational organizations, including Independent Educational Services, a firm that assists independent schools in recruiting teachers and administrators.


[PHOTO]           John E. Bryson                            Director since 2000

                  Mr. Bryson, 58, has served as Chairman of the Board, President and Chief Executive Officer of Edison International, the parent company of Southern California Edison, an electric utility, since 1990. He is also a director of The Boeing Company, Pacific American Income Shares, Inc., Western Asset Funds, Inc. and the Council on Foreign Relations.


[PHOTO]           Roy E. Disney                       Director since June 1984;
                                                   also from 1967 to March 1984

                  Mr. Disney, 71, has been Vice Chairman of the Board of Directors of the Company since 1984, and since November 1985 has also served as head of the Company's animation department. In addition, Mr. Disney is Chairman of the Board of Shamrock Holdings, Inc., which, through its subsidiaries, is engaged in real estate development and the making of investments. Mr. Disney is a nephew of the late Walt Disney.


[PHOTO]           Michael D. Eisner                         Director since 1984

                  Mr. Eisner, 59, has served as Chairman of the Board and Chief Executive Officer of the Company since 1984. Prior to joining the Company, Mr. Eisner was President and Chief Operating Officer of Paramount Pictures Corp., which was then a wholly owned subsidiary of Gulf+Western Industries, Inc. Prior to joining Paramount in 1976, Mr. Eisner was Senior Vice President, Prime Time Programming, for ABC Entertainment, a division of the American Broadcasting Company, Inc., with responsibility for the development and supervision of all prime-time series programming, limited series movies made for television and the acquisition of talent.

[PHOTO]           Judith L. Estrin                          Director since 1998

                  Ms. Estrin, 47, is President and Chief Executive Officer of Packet Design, LLC, a company that she co-founded in May 2000 to develop technology for scaling the Internet. Ms. Estrin served as Chief Technology Officer and Senior Vice President of Cisco Systems Inc., a developer of hardware and software to link computer systems, from 1998 until May 2000, and as President and Chief Executive Officer of Precept Software, Inc., a developer of networking software of which she was co-founder, from 1995 until its acquisition by Cisco in 1998. She is also a director of FedEx Corporation, an international provider of transportation and delivery services, and Sun Microsystems, Inc., a supplier of network computing products.

[PHOTO]           Stanley P. Gold                          Director since 1987;
                                               also from June to September 1984

                  Mr. Gold, 59, is President and Chief Executive Officer of Shamrock Holdings, Inc., an investment firm, and Shamrock Capital Advisors, Inc. He also serves as Chairman of Tadiran Wireless Communication Industries, Ltd., a manufacturer of wireless communications products, and is a director of Pacific Dunlop Limited, a diversified manufacturer of healthcare products and tires.

[PHOTO]           Robert A. Iger                            Director since 2000

                  Mr. Iger, 50, has served as President and Chief Operating Officer of the Company since January 2000, having previously served as President of Walt Disney International and Chairman of the ABC Group. From 1974 to 1998, Mr. Iger held a series of increasingly responsible positions at ABC, Inc. and its predecessor Capital Cities/ABC, Inc., culminating in service as President of the ABC Network Television Group from 1993 to 1994 and President and Chief Operating Officer of ABC, Inc. from 1994 to 1999. He is a member of the Board of Directors of Lincoln Center for the Performing Arts in New York City and a trustee of Ithaca College.

[PHOTO]           Monica C. Lozano                          Director since 2000

                  Ms. Lozano, 45, is President and Chief Operating Officer of La Opinion, the largest Spanish-language newspaper in the Los Angeles metropolitan area, and Vice President of its parent company, Lozano Communications, Inc. In addition, Ms. Lozano is a member of the Board of Regents of the University of California and a trustee of the University of Southern California. She is a trustee of SunAmerica Asset Management Corporation and a director of Union Bank of California, the California Health Care Foundation and the Fannie Mae Foundation.

[PHOTO]           George J. Mitchell                        Director since 1995

                  Senator Mitchell, 68, is Chairman of the law firm of Verner, Liipfert, Bernhard, McPherson & Hand in Washington, D.C. and senior counsel to Preti, Flaherty, Beliveau & Pachios in Portland, Maine. He served as a United States Senator from 1980 to 1995, and was Senate Majority Leader from 1989 to 1995. He is a director of UNUM Provident, a disability insurance company; FedEx Corporation, a provider of transportation and delivery services; Xerox Corporation, a manufacturer of photocopier equipment; Casella Waste Systems, a waste management and recycling company; Staples, Inc., an office supply company; and Starwood Hotels & Resorts.

                  He has also served as Chairman of the Peace Negotiations in Northern Ireland, the Ethics Committee of the U.S. Olympic Committee and the International Fact-Finding Committee on Violence in the Middle East.


[PHOTO]           Thomas S. Murphy                          Director since 1996

                  Mr. Murphy, 76, was Chairman of the Board and Chief Executive Officer of Capital Cities/ABC, Inc. for 24 years from 1966 to 1990 and from February 1994 until his retirement in February 1996. Mr. Murphy is also a director of Columbia/HCA Healthcare Corp., a provider of health care services, and Doubleclick Inc., a provider of Internet advertising services.


[PHOTO]           Leo J. O'Donovan, S.J.                    Director since 1996

                  Fr. O'Donovan, 67, is a Professor of Theology at Georgetown University, having served as President of the University from 1989 until 2001. He has served on a number of higher education boards, including that of the Association of Catholic Colleges and Universities, and was a member of the Steering Committee of Presidents for the America Reads initiative. He also is a former member of the National Council on the Arts of the National Endowment for the Arts, past chair of the Consortium on Financing Higher Education and past president of the Catholic Theological Society of America.


[PHOTO]           Sidney Poitier                            Director since 1994

                  Mr. Poitier, 74, is an actor, director and writer, serving as Chief Executive Officer of Verdon-Cedric Productions, a film production company. Mr. Poitier has won many awards, including the Academy Award for Best Actor, the American Film Institute's Lifetime Achievement Award and the Kennedy Center Honors. He belongs to numerous civic organizations, including the Children's Defense Fund, the NAACP Legal Defense and Education Fund and the Natural Resources Defense Council. In addition, he is the Ambassador to Japan from the Commonwealth of the Bahamas.


[PHOTO]           Robert A.M. Stern                         Director since 1992

                  Mr. Stern, 62, is a practicing architect, teacher and writer. He is Senior Partner of Robert A.M. Stern Architects of New York, which he founded, and a Fellow of the American Institute of Architects. Mr. Stern is also Dean of the Yale School of Architecture and previously served as a professor and Director of the Historic Preservation Department at the Graduate School of Architecture, Planning and Preservation at Columbia University. Mr. Stern is the design architect of several hotels and office buildings at the Walt Disney World Resort, Disneyland Paris and the Company's headquarters in Burbank, California.

[PHOTO]           Andrea L. Van de Kamp                     Director since 1998

                  Ms. Van de Kamp, 58, has served as Chairman of Sotheby's West Coast, a unit of the international auction company, since 1989, and is a member of the Board of Directors of Sotheby's North America. She also serves as a director of City National Bank and Jenny Craig International, and as Chairman of the Board of the Los Angeles Music Center, Inc. Ms. Van de Kamp is also a member of the Board of Governors of the California Community Foundation.

[PHOTO]           Raymond L. Watson                         Director since 1974

                  Mr. Watson, 75, has served as Chairman of the Executive Committee of the Company's Board of Directors since 1984 and was Chairman of the Board of the Company from May 1983 to September 1984. Since 1986, Mr. Watson has been Vice Chairman of the Board of The Irvine Company, a land development company. From 1985 to 1986, he was Regents Professor in the Graduate School of Management at the University of California, Irvine. Mr. Watson is also chairman of the Public Policy Institute of California, a non-profit public policy research institute.

[PHOTO]           Gary L. Wilson                            Director since 1985

                  Mr. Wilson, 61, has been Chairman of the Board of Directors of Northwest Airlines Corporation since 1997, having served as Co-Chairman of the Board of Directors from 1991 to 1997 and as a director since 1989. From 1985 through 1989, he was Executive Vice President and Chief Financial Officer of the Company. Mr. Wilson is a director of On Command Corporation, a provider of video entertainment and information services to the lodging industry; CB Richard Ellis, Inc., a commercial real estate services company, and Yahoo! Inc., an Internet communications, commerce and media company. He also serves on the board of trustees of Duke University and the board of overseers of the Wharton School at the University of Pennsylvania.

How are directors compensated?

  Base Compensation. Each non-employee director receives an annual retainer of $45,000 and a fee of $1,000 per Board or Committee meeting attended. Non-employee directors may elect to receive all or part of their retainer and meeting fees in common stock or in cash or stock unit accounts. Any such elections are effective until termination of the participating director's service as a director. All of the non-employee directors other than Fr. O'Donovan are currently participating in this plan. Directors who are also employees of the Company receive no additional compensation for service as directors.

  Options. Each non-employee director receives an automatic grant, on March 1 of each year, of options to purchase 6,000 shares of Disney common stock. For fiscal 2001, Ms. Bowers, Ms. Estrin, Ms. Van de Kamp, Fr. O'Donovan and Messrs. Bryson, Gold, Lozano, Mitchell, Murphy, Poitier, Stern, Watson and Wilson received grants under this plan. Each option grant, vesting in equal installments over five years and having a ten-year term, permits the holder to purchase shares at their fair market value on the date of grant, which was $30.49 in the case of options granted in 2001.

How often did the Board meet during fiscal 2001?

  The Board of Directors met eleven times and acted once by unanimous written consent during fiscal 2001. Each director attended more than 75% of the total number of meetings of the Board and Committees on which he or she served.

What committees has the Board established?

  The Board of Directors has standing Executive, Compensation, Audit and Governance and Nominating Committees, and the Compensation Committee has a standing Executive Performance Subcommittee.

                         BOARD COMMITTEE MEMBERSHIP(1)

                                                   Executive             Governance and
                           Executive Compensation Performance    Audit     Nominating
            Name           Committee  Committee   Subcommittee Committee   Committee
  Reveta F. Bowers........                 *            *           *
  John E. Bryson..........                 *           **           *           *
  Roy E. Disney...........      *
  Michael D. Eisner.......      *
  Judith L. Estrin........                 *            *           *
  Stanley P. Gold.........                                                     **
  Robert A. Iger..........
  Monica C. Lozano........                                          *
  George J. Mitchell......                                                      *
  Thomas S. Murphy........      *         **                        *
  Leo J. O'Donovan, S.J...                                         **
  Sidney Poitier..........                 *
  Robert A.M. Stern.......
  Andrea L. Van de Kamp...                 *                        *           *
  Raymond L. Watson.......     **          *                        *
  Gary L. Wilson..........                                                      *

  * Member.
 ** Chair.
 (1) As of December 27, 2001.

  Executive Committee. The Executive Committee possesses all of the powers of the Board except the power to issue stock, approve mergers with nonaffiliated corporations or declare dividends (except at a rate or in a periodic amount or within a price range established by the Board), and certain other powers specifically reserved by Delaware law to the Board. In fiscal 2001, the Executive Committee held no meetings, but took action by unanimous written consent four times.

  Compensation Committee. The Compensation Committee is charged with reviewing the Company's general compensation strategy (except with respect to matters entrusted to the Executive Performance Subcommittee as described below); establishing salaries and reviewing benefit programs, including pensions, for the Chief Executive Officer and those who report directly to him; reviewing, approving, recommending and administering the Company's incentive compensation and stock option plans and certain other compensation plans; and approving certain employment contracts. In fiscal 2001, the Compensation Committee met six times.

  Executive Performance Subcommittee. The Executive Performance Subcommittee of the Compensation Committee has as its principal responsibility to review and advise the Board with respect to performance-based compensation of corporate officers who are, or who are likely to become, subject to Section 162(m) of the Internal Revenue Code. Section 162(m) limits the deductibility of compensation in excess of $1,000,000 paid to a corporation's chief executive officer and four other most highly compensated executive officers, unless certain conditions are met. The Subcommittee met six times during fiscal 2001.

  Audit Committee. The functions of the Audit Committee and its activities during fiscal 2001 are described below under the heading Report of the Audit Committee. During the year, the Board examined the composition of the Audit Committee in light of the adoption by the New York Stock Exchange of new rules governing audit committees. Based upon this examination, the Board confirmed that all members of the Audit Committee are "independent" within the meaning of the Exchange's new rules. The Audit Committee met seven times during fiscal 2001.

  Governance and Nominating Committee. The Governance and Nominating Committee is responsible for developing and implementing policies and practices relating to corporate governance, including monitoring of the Company's adherence to the Corporate Governance Guidelines originally adopted in 1996. In addition, the Committee develops and reviews background information for candidates for the Board of Directors, including those recommended by shareholders, and makes recommendations to the Board regarding such candidates. Any shareholder wishing to propose a nominee should submit a recommendation in writing to the Company's Secretary, indicating the nominee's qualifications and other relevant biographical information and providing confirmation of the nominee's consent to serve as a director. The Governance and Nominating Committee met once during fiscal 2001.

                Certain Relationships and Related Transactions

  During fiscal 2001, a Company subsidiary retained the firm of Robert A.M. Stern Architects, of which Mr. Stern is Senior Partner, for architectural services relating to a new resort development at Walt Disney World in Florida. Payments to Mr. Stern's firm for these services aggregated $76,513 during the year.

  During fiscal 2001, Senator Mitchell provided consulting services to the Company with respect to a variety of matters affecting the Company's international business operations and development efforts. The Company paid Senator Mitchell an aggregate of $50,000 for these services. This consulting arrangement was terminated in November 2001. In addition, the Company retained the law firm of Verner, Liipfert, Bernhard, McPherson & Hand, of which Senator Mitchell is chairman, for advice on a variety of legal and regulatory matters, for which the Company paid an aggregate of $1,279,425 in fees and expenses during fiscal 2001.

                         Report of the Audit Committee

  The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

  During fiscal 2000, the Audit Committee of the Board of Directors developed an updated charter, which was approved by the full Board on April 24, 2000. The updated charter, which reflects standards set forth in new SEC regulations and New York Stock Exchange rules, recognizes three broad categories of Committee responsibilities:

  . monitoring preparation of quarterly and annual financial reports by the Company's management;
  . supervising the relationship between the Company and its outside auditors, including recommending their appointment or removal, reviewing the scope of their audit services and non-audit services and related fees, and determining whether the outside auditors are independent; and
  . overseeing management's implementation of effective systems of internal controls, including review of the Company's internal auditing program and its policies relating to legal and regulatory compliance, ethics and conflicts of interests.

  The Committee met seven times during fiscal 2001 to carry out its responsibilities. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks.

  As part of its oversight of the Company's financial statements, the Committee reviewed and discussed with both management and the Company's outside auditors all financial statements prior to their issuance. Management advised the Committee in each case that all financial statements were prepared in accordance with generally accepted accounting principles, and reviewed significant accounting issues with the Committee. These reviews included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

  The Committee also discussed with PricewaterhouseCoopers LLP matters relating to its independence, including a review of audit and non-audit fees and the disclosures made to the Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

  In addition, the Committee reviewed major initiatives and programs aimed at strengthening the effectiveness of the Company's internal control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company's internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

  Taking all of these reviews and discussions into account, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001, for filing with the Securities and Exchange Commission.

Members of the 2001 Audit Committee

Leo J. O'Donovan, S.J., Chairman     Thomas S. Murphy
Reveta F. Bowers                     Andrea L. Van de Kamp
Judith L. Estrin                     Raymond L. Watson
Monica C. Lozano

                           Audit and Non-Audit Fees

  The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements for 2001, and fees billed for other services rendered by PricewaterhouseCoopers LLP for fiscal 2001:

                                                                   (In millions)
                                                                   -------------
     Audit fees..................................................     $ 8,660
                                                                      -------
     Financial information systems design and implementation (a).      11,009
                                                                      -------
     All other fees:
       Other audit-related fees and tax matters (b)..............       6,771
       Other information system design and process improvements
        (c)......................................................      25,170
     Total all other fees........................................     $31,941
                                                                      -------

(a)  Consulting services for enterprise-wide financial information systems.

(b) Other audit related services consist principally of audits of employee benefit plans and other entities and testing of compliance with international labor standards. Tax related services comprise tax compliance (including U.S. federal and international returns) and tax examination assistance.

(c) Consulting services for strategic sourcing and electronic procurement initiatives and development of the Company's employee intranet portal and other information system and process improvement projects.

  All non-audit services were reviewed with the Audit Committee, which concluded that the provision of such services by PricewaterhouseCoopers LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

                            Executive Compensation

Report of the Compensation Committee and the Executive Performance
Subcommittee

  The following Report of the Compensation Committee and the Executive Performance Subcommittee and the performance graphs included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graphs by reference therein.

  The Compensation Committee of the Board of Directors and the Executive Performance Subcommittee have furnished the following report on executive compensation for fiscal 2001.

What is the Company's philosophy of executive officer compensation?

  The Company's compensation program for executives consists of three key elements:

  .  a base salary,
  . a performance-based annual bonus, and . periodic grants of stock options.

Under this approach, compensation for these officers involves a high proportion of pay that is "at risk"--namely, the annual bonus and stock options. The variable annual bonus is also based, in significant part, on Company performance. Stock options relate a significant portion of long-term remuneration directly to stock price appreciation realized by all of the Company's shareholders. We believe that this three-part approach best serves the interests of the Company and its shareholders. It enables the Company to meet the requirements of the highly competitive environment in which we operate while ensuring that executive officers are compensated in a way that advances both the short- and long-term interests of shareholders.

  Base Salary. Base salaries for the Company's executive officers other than the Chief Executive Officer, including any annual or other adjustments are based upon recommendations by the Chief Executive Officer, taking into account such factors as competitive industry salaries, a subjective assessment of the nature of the position and the contribution and experience of the officer and the length of the officer's service. All recommendations in excess of specified levels are subject to approval or disapproval by the Compensation Committee or, in the case of executive officers subject to Section 162(m) of the Internal Revenue Code, the Executive Performance Subcommittee. For fiscal 2001, under Mr. Eisner's direction, President and Chief Operating Officer Robert Iger reviewed all such salary recommendations with the relevant Committee. Mr. Eisner reviews any salary recommendations for Mr. Iger with the Executive Performance Subcommittee.

  Annual Bonus. Awards of annual bonuses to executive officers who are subject to Section 162(m) of the Internal Revenue Code are granted under the Company's Annual Bonus Performance Plan for Executive Officers. This plan, which permits the payment of awards in stock as well as cash, is administered by the Executive Performance Subcommittee and provides for performance-based bonuses for executives who are "covered employees" under Section 162(m) of the Internal Revenue Code.

  Under the plan, the Subcommittee establishes specific annual overall Company "performance targets" applicable to each covered executive officer for performance periods of one or more years. Currently, the performance targets may be based on one or more of the following business criteria:

  .  net income
  .  return on equity
  .  return on assets,
  .  earnings per share, or
  .  any combination of the above.

The target for each year must be established while actual performance relative to the target remains substantially uncertain within the meaning of Section 162(m).

  At the same time, the Subcommittee establishes an objective formula or standard for calculating the maximum bonus payable to each participating executive officer. The maximum bonus for any fiscal year may not exceed $10,000,000 or, if less, ten times the executive's base salary ($15,000,000 or, if less, 20 times base salary, in the case of the Chief Executive Officer) or $50,000,000 ($75,000,000 in the case of the Chief Executive Officer) over the five-year term of the plan. These maximum bonus amounts were set above the Company's historical bonus levels for executives other than the Chief Executive Officer because the Section 162(m) regulations allow only "negative discretion" in respect of this type of plan, and the Subcommittee wanted flexibility to recognize exceptional individual performance when warranted.

  Within the plan terms, the Subcommittee determines the actual amount of each bonus, and whether payment or vesting of all or a portion of a bonus will be deferred. The Subcommittee may also exercise "negative discretion," and reduce bonuses otherwise payable under the objective formula, by establishing additional conditions or terms for the payment of bonuses, such as the establishment of other financial, strategic or individual goals, which may be objective or subjective.

  For fiscal 2001, the Subcommittee established an overall performance target based upon the achievement of a specified level of net income and an additional financial target based upon adjusted net income. After the end of the fiscal year, the Subcommittee determined that the 2001 targets had not been achieved, primarily due to non-cash charges associated with the discontinuation of go.com and certain one-time charges relating to reduction of the Company's workforce. Consequently, no annual bonuses were paid under the plan. However, as permitted by the plan, special bonuses were paid outside the plan to three executives subject to Section 162(m)-- Peter Murphy, Thomas Staggs and Louis Meisinger--for extraordinary services to the Company unrelated to the plan's performance targets, including, in the case of Messrs. Murphy and Staggs, services related to the Company's acquisition of Fox Family Worldwide, Inc.

  For bonus-eligible executives other than "covered employees" under Section 162(m), the Company's Chief Executive Officer, working with Mr. Iger, developed a Company-wide bonus pool. The size of the bonus pool is based upon a subjective assessment of overall Company and individual business unit performance as compared to both budgeted and prior fiscal year performance and the extent to which the Company achieved its overall financial goals of growth in earnings and return on shareholders' equity. In addition, consideration is given to the need to keep the Company competitive in overall compensation. The amount of the bonus pool is subject to the approval of the Compensation Committee. Once the overall bonus pool is approved, the Company's senior management makes individual bonus recommendations to the Compensation Committee, within the limits of the pool, for eligible employees based upon an evaluation of their individual performance and contribution to the Company's overall performance.

  Stock Options. During fiscal 2001, the Compensation Committee continued to operate under the guidelines for stock option grants that it adopted in fiscal 2000. Under these guidelines, stock option grants are generally made on an annual basis in competitive amounts. In appropriate cases, however, the Committee may still make special grants outside of the annual-grant framework. A grantee who receives a special grant that exceeds the typical annual-grant level will generally not be eligible for annual grants until he or she is promoted, enters into a new employment agreement or is within twelve months of full vesting, unless the Compensation Committee or the Executive Performance Subcommittee, as the case may be, specifically determines otherwise.

  In carrying out the Committee's guidelines for fiscal 2001, Mr. Iger, under the direction of Mr. Eisner, recommended to the Compensation Committee (or to the Executive Performance Subcommittee, in the case of executive officers subject to Section 162(m)), for review and approval, the number of options to be granted, within a range associated with the individual's position and salary level. Recommendations for special grants or annual grants that deviate from the guidelines were made where deemed appropriate.

  All decisions to grant stock options are in the sole discretion of the Compensation Committee or the Executive Performance Subcommittee, as applicable. While options typically vest over a minimum five-year period, options granted to certain executive officers may have shorter or longer vesting periods.

How is the Company's Chief Executive Officer compensated?

  As Chief Executive Officer, Mr. Eisner is compensated pursuant to an employment agreement entered into in January 1997 and amended in June 2000. The agreement extends through September 30, 2006, subject to earlier termination under certain circumstances. Mr. Eisner's employment agreement provides for an annual base salary of $1,000,000 and the determination of annual bonuses, if any, pursuant to the Company's annual bonus performance plan.

  In connection with the original 1997 employment agreement, the Executive Performance Subcommittee granted Mr. Eisner options to acquire 24,000,000 shares of Company common stock, with vesting of 15,000,000 of the options delayed for seven years (except in the event of early termination of his employment under certain circumstances described below) and with the remainder vesting later (subject to the same exception) and bearing exercise prices at 125%, 150% and 200% of fair market value at the date of grant. As part of the June 2000 amendment of Mr. Eisner's agreement, the Subcommittee approved an acceleration of the overall vesting schedule of these options. However, in order to ensure that Mr. Eisner's option compensation continues to be based on the performance of the Company's common stock over the original vesting period, Mr. Eisner may not sell or transfer any stock acquired upon exercise until the expiration of the vesting period originally scheduled for the corresponding portion of the options except under certain circumstances noted under "Employment Agreement with Michael D. Eisner" below. In addition, at the Company's request, Mr. Eisner exercised 3,000,000 options during August 2000. The shares that Mr. Eisner holds from this exercise (net of shares withheld by the Company to satisfy statutory tax withholding requirements) are restricted from sale until September 30, 2003, the original vesting date.

How is the Company addressing Internal Revenue Code limits on deductibility of compensation?

  Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation's chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met.

  The Executive Performance Subcommittee believes that it is generally in the Company's best interest to attempt to structure performance-based compensation, including stock option grants and annual bonuses, to executive officers who may be subject to Section 162(m) in a manner that satisfies the statute's requirements. However, the Subcommittee also recognizes the need to retain flexibility to make compensation decisions that may not meet Section 162(m) standards when necessary to enable the Company to meet its overall objectives, even if the Company may not deduct all of the compensation. Accordingly, the Board, the Compensation Committee and the Executive Performance Subcommittee have expressly reserved the authority to award non-deductible compensation in appropriate circumstances. Further, because of ambiguities and uncertainties as to the application and interpretation of
Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding the Company's efforts, that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

Members of the 2001 Compensation       Members of the 2001 Executive
Committee                              Performance Subcommittee

Thomas S. Murphy (Chairman)          Stanley P. Gold (Chairman)
Reveta F. Bowers                     Reveta F. Bowers
Stanley P. Gold                      Sidney Poitier
Sidney Poitier
Andrea L. Van de Kamp
Raymond L. Watson

Compensation Committee Interlocks and Insider Participation

  None of the members of the Board's Compensation Committee is or has been an officer or employee of the Company, except Mr. Watson, who was Chairman of the Board of Directors of the Company from May 1983 to September 1984. Mr. Murphy was Chairman of the Board and Chief Executive Officer of Capital Cities/ABC, Inc. prior to its acquisition by the Company, but has not held any office with the Company or its subsidiaries since the acquisition.

  None of the members of the Executive Performance Subcommittee is or has been an officer or employee of the Company.

Employment Agreements

  Michael D. Eisner. Mr. Eisner serves as Chief Executive Officer of the Company pursuant to an employment agreement originally entered into on January 8, 1997, as amended and restated on June 29, 2000. The agreement provides for Mr. Eisner's employment through September 30, 2006 (subject to earlier termination under certain circumstances as described below).

  Under the agreement, Mr. Eisner currently receives a base salary of $1,000,000 per year, subject to possible increase by the Board. Bonus compensation to be paid to Mr. Eisner, if any, is determined pursuant to the Company's annual bonus performance plan. In addition, in the event of termination of Mr. Eisner's employment by the Company in a manner that is a breach of the agreement or termination by him for "good reason" as described below, Mr. Eisner is entitled to receive post-termination annual bonuses for the full remaining term of the employment agreement and the 24-month period thereafter, with the 24-month period being subject to reduction to twelve months if he takes employment with another major entertainment company other than as an independent producer within twelve months of termination. Each such post-termination bonus would be in the amount of the greater of $6,000,000 or the average of the three highest bonuses in the last four years prior to termination. In the event of termination of employment as a result of death or disability or upon normal termination of the agreement in September 2006, Mr. Eisner will receive such bonuses for the fiscal year in which the termination occurs and for the 24 months following such fiscal year.

  The Company has the right to terminate Mr. Eisner's employment upon his death; illness or disability that has incapacitated him for six consecutive months; or "good cause," which is defined as gross negligence, malfeasance or resignation without approval of the Company. Mr. Eisner has the right to terminate the agreement for "good reason" in the event he is not elected or retained as Chairman and Chief Executive Officer and a director of the Company, or the Company acts to reduce his duties and responsibilities materially or to change the location of the performance of his duties from the Los Angeles area. "Good reason" will not be deemed to exist by virtue of a sale of the Company or all or substantially all of its assets or its combination with another entity (a "business combination"), provided that Mr. Eisner continues to have the same authority with respect to the Company's current businesses and that he reports directly to, and is retained as a member of, the board of directors of the acquiror or its parent entity (if there is one). In the event of any termination of Mr. Eisner's employment by the Company without "good cause" or by Mr. Eisner for "good reason," or in the event of his death or disability, all of Mr. Eisner's options granted in connection with his employment agreement vest immediately and remain exercisable until the earlier of five years thereafter or their scheduled expiration dates, and he or his estate is entitled to a cash payment equal to the present value of the remainder of the salary and to the bonus payments provided for in his agreement as described above. In the event of any termination of employment for cause prior to a business combination, all of Mr. Eisner's options, whether vested or unvested, terminate immediately. After a business combination, vested options terminate only in the event that Mr. Eisner voluntarily resigns. The employment agreement also provides for a death benefit to Mr. Eisner's estate in the event of his death during the term of the agreement, in an after-tax amount equal to $3,000,000.

  The agreement also provides for Mr. Eisner to serve as a consultant to the Company after expiration of the agreement at a fee to be mutually agreed, which may be nominal, plus continuation of his benefits and perquisites under the agreement, other than salary, bonus, stock options and group health, pension and employee welfare plan coverage. Any such consulting agreement would be terminable by the Company if Mr. Eisner were to accept employment with a third party, render any services to a competitor or become disabled.

  In the event that any payments to or benefits of Mr. Eisner would be subject to the excise tax for excess parachute payments, he will receive either the full amount of the payments or such lesser amount that would result in the greatest after-tax payment to him.

  In connection with the original employment agreement, stock options were granted to Mr. Eisner on September 30, 1996 to acquire a total of 24,000,000 shares of Disney common stock under the Company's 1995 Stock Incentive Plan. Of this total, an option with respect to 15,000,000 shares bears an exercise price of $21.10, the fair market value of the Company's common stock on September 30, 1996 as determined under the Plan. In June 2000, in connection with the amendment of Mr. Eisner's employment agreement, this option was amended to vest with respect to 3,000,000 shares on June 30, 2000, and to vest as to 6,000,000 shares on each of September 30, 2001 and September 30, 2002. The option terminates on September 30, 2008. Any shares acquired upon exercise of this option may not be sold or otherwise transferred until September 30, 2003 (the original vesting date of the option prior to the amendment of the employment agreement), except for permitted share withholding or permitted sales of shares to pay minimum required taxes due upon option exercise, or upon the earlier termination of employment by the Company without "good cause" or by Mr. Eisner for "good reason." In addition, certain family transfers of up to 8,000,000 of the options may be permitted by the Executive Performance Subcommittee after September 30, 2001. Three additional options, each with respect to 3,000,000 shares, bear exercise prices in excess of fair market value on the date of grant: one, with an exercise price of $26.38 (125% of fair market value); the second, with an exercise price of $31.66 (150% of fair market value); and the third, with an exercise price of $42.21 (200% of fair market value). These options were also amended in June 2000 and now vest on September 30, 2003, provided that any shares acquired upon their exercise are not transferable until September 30, 2004, September 30, 2005 and September 30, 2006, respectively (the original vesting dates of these options prior to their amendment), except for certain permitted transfers as described above. These options expire on September 30, 2011.

  Mr. Eisner's agreement contains provisions relating to protection of the Company's confidential information and intellectual property, noncompetition during the term of employment and nonsolicitation of Company employees for two years following termination of employment.

  Robert A. Iger. Mr. Iger is employed as President and Chief Operating Officer of the Company, reporting to the Company's Chief Executive Officer, pursuant to an employment agreement dated January 24, 2000. Under the agreement, the Company has agreed to nominate Mr. Iger for election to the Board of Directors as a member of the management slate at each annual meeting of shareholders during the term of the agreement, and Mr. Iger has agreed to serve on the Board if elected. The agreement has a term of four years, subject to earlier termination under circumstances described below, and provides for an annual salary of $1,500,000, subject to annual review for possible increase. Of this amount, $1,000,000 is payable in accordance with the Company's prevailing payroll policies, while the remaining $500,000 is deferred, to be paid, together with interest at the applicable federal rate for mid-term treasuries, reset annually, no less than 30 days after Mr. Iger is no longer subject to the provisions of Section 162(m) of the Internal Revenue Code. Mr. Iger is also eligible for an annual bonus at the discretion of the Executive Performance Subcommittee under the Company's performance plan for executive officers. In addition, Mr. Iger's employment agreement provided for a special one-time payment of $2,200,000 in fiscal year 2000 in discharge of all obligations of the Company and its affiliates to provide compensation under prior employment arrangements. Mr. Iger is entitled to participate in employee benefits and perquisites generally made available to senior executives of the Company.

  Mr. Iger's employment may be terminated by the Company in the event of death or permanent disability, in which case Mr. Iger or his estate is entitled to receive 100% of his salary (including the deferred portion) for an additional twelve months, 75% of such salary for twelve months thereafter and 50% for the next twelve months. In the case of disability, such payments will be reduced by the amount of any disability insurance or other income paid to Mr. Iger. In addition, all of his stock options become immediately exercisable for the period specified in the relevant stock option agreements, and he or his estate is entitled to a pro rata bonus for the year in which death or termination for disability occurred, calculated on the basis of an assumed bonus for the full year equal to the greater of $1,000,000 or the annual bonus received for the prior fiscal year.

  Mr. Iger's employment may be terminated by the Company for "good cause," which is defined as willful gross neglect or malfeasance in the performance of his duties or resignation without Company consent. In the event of such termination, the Company's only obligation is to pay any amounts unconditionally accrued, earned or vested through the date of termination.

  Mr. Iger has the right to terminate his employment in the event of a reduction in his compensation rights, or a material reduction of any employee benefit or perquisite, other than as part of an across-the-board reduction generally applicable to all senior executives; the Company's failure to retain him as President and Chief Operating Officer or to nominate him for election to the Board of Directors; a material diminution in his duties, assignment of duties that are materially inconsistent with those duties or a change in his reporting relationship so that he no longer reports to the Chief Executive Officer of the Company; or relocation of his office more than 50 miles from Manhattan or the greater Los Angeles area.

  If Mr. Iger exercises his right to terminate his employment agreement, or if the Company terminates his employment in breach of the agreement, Mr. Iger is entitled, as his sole remedy, to his salary (including deferred salary and interest) through the date of termination; additional salary, at the annualized rate in effect immediately prior to termination, for the balance of the original employment term; a bonus for the year in which termination occurs equal to the greater of $1,000,000 or his annual bonus for the prior fiscal year; the right to exercise all stock options in full for the period provided in the relevant stock option agreement; any other amounts earned, unconditionally accrued or owing to Mr. Iger but not yet paid; and other benefits in accordance with applicable plans and programs of the Company.

  If any payment or benefit under Mr. Iger's employment agreement is determined to be an "excess parachute payment" under federal income tax rules, the Company has agreed to pay Mr. Iger an additional amount to adjust for the incremental tax costs to Mr. Iger of such payments.

  Mr. Iger's employment agreement contains provisions relating to protection of the Company's confidential information and intellectual property, noncompetition during the term of employment and nonsolicitation of Company employees for two years following termination of employment.

  Stock Incentive Plan Change of Control Provisions. Under the terms of the Company's stock incentive plans, awards are generally subject to special provisions upon the occurrence of a defined "change in control" transaction. Under the plans, if within twelve months of a change in control there occurs a "triggering event" with respect to the employment of a plan participant, any outstanding stock options, restricted stock, performance shares or other plan awards will generally become fully vested and, in certain cases, paid to the plan participant. A triggering event is defined to include a termination of employment by the company other than for "cause," a termination of employment by the participant following a reduction in position, pay or other "constructive termination," or a failure by the successor company to assume or continue the plan award. Under the terms of the plans, payments under awards that become subject to the excess parachute tax rules may be reduced under certain circumstances.

Executive Compensation Summary Table

  The following table sets forth information concerning total compensation earned or paid to the Chief Executive Officer and the four other most highly compensated executive officers of the Company who served in such capacities as of September 30, 2001 (the "named executive officers") for services rendered to the Company during each of the past three fiscal years.

                     EXECUTIVE COMPENSATION SUMMARY TABLE

                                                                                 Long-Term
                                                   Annual Compensation          Compensation
                                                                                 Number of
                                                                                   Stock
      Name and Principal           Fiscal                        Other Annual     Options       All Other
           Position                 Year    Salary    Bonus(1)  Compensation(2)  Granted(3)  Compensation(4)
  Michael D. Eisner..............   2001  $1,000,000 $        0         --               0     $    4,020
  Chief Executive Officer           2000     813,462  8,500,000         --         387,060      3,004,020
   and Chairman of the Board        1999     750,000          0         --               0          3,820

  Robert A. Iger.................   2001  $1,000,000 $        0     $92,450              0     $  504,020
  President and Chief Operating     2000   1,084,615  5,000,000         --          19,353      3,135,128
   Officer                          1999   1,125,385  2,050,000         --       2,000,000      1,035,745


  Peter E. Murphy................   2001  $  700,000 $1,000,000         --               0     $    4,020
  Senior Executive Vice President   2000     700,000  1,500,000         --       1,127,095          4,020
   and Chief Strategic Officer      1999     513,462          0         --               0          3,820

  Thomas O. Staggs...............   2001  $  700,000 $1,000,000         --               0     $    4,020
  Senior Executive Vice President   2000     700,000  1,500,000         --       1,127,095          4,020
   and Chief Financial Officer      1999     514,423          0         --               0          3,820


  Louis M. Meisinger.............   2001  $  700,000 $  300,000         --         150,000     $    3,695
  Executive Vice President          2000     700,000    700,000         --         153,871          3,695
   and General Counsel              1999     650,000    350,000         --               0          2,295

(1) Bonuses awarded for fiscal 2001 were made outside of the Company's 1997 cash bonus plan. As described in the Report of the Compensation Committee and Executive Performance Subcommittee above, the bonuses were for extraordinary services, including, in the case Messrs. Murphy and Staggs, services related to the Company's acquisition of Fox Family Worldwide, Inc.

(2) In accordance with SEC rules, amounts totalling less than $50,000 have been omitted. Of the amount paid to Mr. Iger, $75,381 related to use of Company aircraft.

(3) The option grants listed for fiscal 2000 include options that were originally options to acquire shares of the Company's Disney Internet Group (DIG) stock. All of these options converted into options to acquire shares of Disney common stock upon the effectiveness of the Company's conversion of the DIG stock in March 2001.

(4) The Company provides the named executive officers with certain group life, health, medical and other non-cash benefits generally available to all salaried employees and not included in this column pursuant to SEC rules. The amounts shown in this column for fiscal 2001 include the following:

  . Matching contributions by the Company under the Disney Salaried Savings and Investment Plan (or, in Mr. Iger's case, the ABC Inc. Salaried Investment Plan), all of which are invested in common stock of the Company. During fiscal 2001, the Company's matching contributions were $3,400 for each of the named executive officers.
  . Insurance premiums under personal liability insurance plans that the Company provides for certain key employees with coverage up to $5,000,000. Benefits under the plan supplement each employee's personal homeowner's and automobile liability insurance coverage. During fiscal 2001, the Company paid $620 in premiums on behalf of Messrs. Eisner, Iger, Murphy and Staggs and $295 on behalf of Mr. Meisinger.

  In the case of Mr. Iger, the amount shown for fiscal 2001 also includes $500,000 in deferred salary as provided in his employment agreement. (See "Employment Agreements--Robert A. Iger.") The amount shown for Mr. Eisner in fiscal 2000 includes $3,000,000 in deferred bonus for that year.

Option Grants for Fiscal 2001

  The following table sets forth information with respect to option grants to the named executive officers during fiscal 2001:

  . the number of shares of Disney common stock underlying options granted during the year;
  . the percentage that such options represent of all options of the same class granted to employees during the year;
  .  the exercise price;
  .  the expiration date; and
  . the hypothetical present value, as of the grant date, of the options under the option pricing model discussed below.

  The hypothetical value of the options as of their date of grant has been calculated using the Black-Scholes option pricing model, as permitted by SEC rules, based upon a set of assumptions set forth in the footnote to the table. It should be noted that this model is only one method of valuing options, and the Company's use of the model should not be interpreted as an endorsement of its accuracy. The actual value of the options may be significantly different, and the value actually realized, if any, will depend upon the excess of the market value of the common stock over the option exercise price at the time of exercise.

                       OPTION GRANTS DURING FISCAL 2001

                                   % of Total
                                    Options                         Hypothetical
                       Number of   Granted to  Exercise               Value at
                        Options   Employees in   Price   Expiration    Grant
  Name                 Granted(1) Fiscal Year  ($/Share)    Date      Date(2)
  Michael D. Eisner..         0        --          --         --            --
  Robert A. Iger.....         0        --          --         --            --
  Peter E. Murphy....         0        --          --         --            --
  Thomas O. Staggs...         0        --          --         --            --
  Louis M. Meisinger.   150,000       0.35%     $30.23     2/5/11    $1,566,000

(1) The Compensation Committee and the Executive Performance Subcommittee, which administer the Company's stock option and incentive plans, have general authority to accelerate, extend or otherwise modify benefits under option grants in certain circumstances within overall plan limits.

(2) The estimated present value at grant date of options granted during fiscal year 2001 has been calculated using the Black-Scholes option pricing model, based upon the following assumptions: estimated time until exercise of six years; a risk-free interest rate of 5.00%, representing the interest rate on a U.S. Government zero-coupon bond on the date of grant with a maturity corresponding to the estimated time until exercise; a volatility rate of 0.27%; and a dividend yield of 0.70%, representing the current $0.21 per share annualized dividends divided by the fair market value of the common stock on the date of grant. The approach used in developing the assumptions upon which the Black-Scholes valuations were calculated is consistent with the requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation."

Option Exercises and Values for Fiscal 2001

  The table below sets forth the following information with respect to option exercises during fiscal 2001 by each of the named executive officers and the status of their options at September 30, 2001:

  . the number of shares of Disney common stock acquired upon exercise of options during fiscal 2001;
  . the aggregate dollar value realized upon the exercise of those options; . the total number of exercisable and non-exercisable stock options held at September 30, 2001, and
  . the aggregate dollar value of in-the-money exercisable options at September 30, 2001.

                AGGREGATED OPTION EXERCISES DURING FISCAL 2001
                                      AND
                      OPTION VALUES ON SEPTEMBER 30, 2001

                             Number of
                              Shares      Value           Number of           Value of Unexercised
                           Acquired Upon Realized        Unexercised              In-the-Money
                            Exercise of    Upon        Options 9/30/01         Options 9/30/01(1)
            Name              Option     Exercise Exercisable Unexercisable Exercisable Unexercisable
  Michael D. Eisner.......          0         --   6,077,412   15,309,648    $      0        $ 0
  Robert A. Iger..........          0         --   1,704,838    2,114,515    $      0        $ 0
  Peter E. Murphy.........          0         --     629,473    1,080,322    $      0        $ 0
  Thomas O. Staggs........          0         --     742,273    1,155,322    $282,795        $ 0
  Louis M. Meisinger......    150,000    $884,055    105,967      422,904    $      0        $ 0

(1) In accordance with SEC rules, values are calculated by subtracting the exercise price from the fair market value of the underlying common stock. For purposes of this table, fair market value is deemed to be $18.27 per share, the average of the high and low prices reported for New York Stock Exchange transactions on September 28, 2001.

Retirement Plans

  The Company maintains a tax-qualified, noncontributory retirement plan, called the Disney Salaried Retirement Plan, for salaried employees who have completed one year of service. Benefits are based primarily on the participant's credited years of service and average base compensation (base compensation excludes other compensation such as bonuses) for the highest five consecutive years of compensation during the ten-year period prior to termination or retirement, whichever is earlier. In addition, a portion of each participant's retirement benefit is comprised of a flat dollar amount based solely on years and hours of credited service. Retirement benefits are non-forfeitable after five years of vesting service, and actuarially reduced benefits are available for participants who retire on or after age 55 after five years of vesting service.

  In addition, the Company maintains a nonqualified, unfunded plan, the Amended and Restated Key Plan, which provides retirement benefits for key salaried employees. This plan provides retirement benefits in excess of the compensation limitations and maximum benefit accruals for tax-qualified plans. In calendar year 2001, the maximum compensation limit under a tax-qualified plan was $170,000, and the maximum annual benefit accruable under a tax-qualified defined benefit plan was $140,000. Benefits under this plan are provided by the Company on a noncontributory basis.

  The table below illustrates the total combined estimated annual benefits payable under these retirement plans to eligible salaried employees for years of service assuming normal retirement at age 65. The table illustrates estimated benefits payable determined on a straight-life annuity basis. There is no offset in benefits under either plan for Social Security benefits.

                     RETIREMENT PLAN AND RESTATED KEY PLAN

  Average Annual Base Compensation            Years of Credited Service
   Highest Five Consecutive Years       15       20       25       30       35
       $  150,000.................   $ 45,444 $ 60,621 $ 75,906 $ 91,050 $104,925
          300,000.................     88,757  118,371  148,084  177,675  205,988
          450,000.................    132,069  176,121  220,291  264,300  307,050
          600,000.................    175,382  233,871  292,469  350,925  408,113
          750,000.................    218,694  291,621  364,656  437,550  509,175
        1,000,000.................    290,882  387,871  484,969  581,925  677,613
        1,250,000.................    363,069  484,121  605,281  726,300  846,050


  As of December 1, 2001, the estimated annual payments under the Company's retirement plans would be based upon an average compensation of $803,269 for Mr. Eisner, $531,000 for Mr. Disney, $1,000,000 for Mr. Iger, $528,827 for Mr. Staggs and $550,173 for Mr. Murphy. Messrs. Eisner and Disney have 17 years, Mr. Iger has two years, Mr. Staggs has twelve years and Mr. Murphy has thirteen years of credited service.

  Prior to his transfer to The Walt Disney Company, Mr. Iger was employed by ABC, Inc. and covered under the ABC, Inc. Retirement Plan and the Benefit Equalization Plan of ABC, Inc. Mr. Iger's total combined estimated annual benefit payable at age 65 under these plans is $54,695, determined on a straight-life annuity basis with credited service of 25 years accumulated prior to Mr. Iger's transfer. Benefits under the ABC, Inc. Retirement Plan are based primarily on a participant's credited years of service and average compensation while a participant under the plan. Average compensation is based on the highest five consecutive years of compensation during the last ten-year period of active plan participation, and compensation consists of all wages and bonus payments, exclusive of expense allowances and reimbursements, fringe benefits and stock option income. Like the Company's Amended and Restated Key Plan, the Benefits Equalization Plan of ABC, Inc. is a non-qualified, non-funded plan that provides eligible participants retirement benefits in excess of the compensation limits and maximum benefit accruals that apply to tax-qualified plans. Participant contributions are not required, or allowed, under either ABC plan.

Comparison of Cumulative Total Returns

  The following graph compares the performance of the Company's common stock with the performance of the Standard & Poor's 500 Composite Stock Price Index and two peer group indices over the five-year period extending through the end of fiscal 2001. The graph assumes that $100 was invested on September 30, 1996 in the Company's common stock, the S&P 500 Index and the two peer group indices and that all dividends were reinvested.

  The first of the two peer groups includes AOL Time Warner Inc., Viacom Inc. and King World Productions (through September 1999)--the corporations (other than the Company) that make up the Standard & Poor's Entertainment Index, a published industry index--together with The News Corporation Limited, which is not included in the Standard and Poor's Entertainment Index but is engaged in many of the same businesses as the Company. This is the composite group that the Company has used in the past in presenting performance graphs. We believe, however, that this small group of companies has become too narrow to represent an appropriate peer measure for the diversity of Disney's operations. Among other things, they do not reflect the substantial interest that we have in theme park and resort and consumer product operations. With these limitations in mind, we have determined that a relatively new index, the Standard & Poor's Entertainment and Leisure Index, provides a comparative benchmark that more closely reflects the diverse mix of Disney's businesses. Companies encompassed by this index include (aside from Disney) AOL Time Warner Inc. and Viacom Inc., both of which are in the other peer group; resort and leisure-oriented companies such as Carnival Corporation, Harrah's Entertainment, Inc., Hilton Hotels Corporation, Marriott International, Inc. and Starwood Hotels and Resorts Worldwide, Inc.; and consumer-oriented businesses such as Brunswick Corporation, Darden Restaurants, Inc.; McDonalds Corporation; Starbucks Corporation; Tricon Global Restaurants, Inc.; and Wendy's International Inc.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

                            CUMULATIVE TOTAL RETURN
          Based on reinvestment of $100 beginning September 30, 1996

                        Sep-96    Sep-97    Sep-98   Sep-99    Sep-00   Sep-01

The Walt Disney Co.      $100      $128      $122     $125      $186     $ 91

S&P 500(R)               $100      $140      $151     $202      $231     $186

S&P Entertainment &
Leisure Composite        $100      $121      $138     $179      $204     $136

Custom Composite Index
(4 Stocks)               $100      $117      $187     $254      $357     $183

         ITEM 2--RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

  The Company has appointed PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending September 30, 2002. PricewaterhouseCoopers LLP has served as the Company's independent accountants since the incorporation of Walt Disney Productions in 1938. Services provided to the Company and its subsidiaries by PricewaterhouseCoopers LLP in fiscal 2001 included the examination of the Company's consolidated financial statements, limited reviews of quarterly reports, statutory audits of foreign subsidiaries, audits of benefit plans, services related to filings with the Securities and Exchange Commission and consultations on various tax, accounting, information services and business process matters.

  Representatives of PricewaterhouseCoopers LLP will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

  The Board of Directors recommends that shareholders vote "FOR" ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for fiscal 2002.

  In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

            ITEM 3--APPROVAL OF THE 2002 EXECUTIVE PERFORMANCE PLAN

  The Executive Performance Subcommittee and the Board of Directors have approved a new performance-based plan for executive officers and other key employees or officers who are, or in the opinion of the Subcommittee may become, executive officers. The 2002 Executive Performance Plan supersedes the annual cash bonus plan approved by the Board and by the Company's shareholders in 1997, as previously amended. Key terms of the new plan are summarized below. The full text is set forth in Annex 1 to this proxy statement.

  Summary of Terms. The purpose of the performance plan is to promote the success of the Company by providing performance incentives in a manner that preserves, for tax purposes, the Company's ability to deduct that compensation. The plan is structured to satisfy the requirements for performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code and related IRS regulations. Section 162(m) requires that the certain material terms of the plan, including the eligibility, business criteria and maximum amounts payable, be approved by the Company's shareholders. The plan permits awards to be paid in cash, shares, restricted stock and/or restricted stock units.

  The Executive Performance Subcommittee will administer the plan and is charged with responsibility for designating eligible participants and establishing specific "performance targets" for each participant in the plan. The performance targets may be based on one or more of the following business criteria (which are defined in Section 2 of the plan), or on any combination thereof, on a consolidated basis:

  .  net income (or adjusted net income)
  .  return on equity (or adjusted return on equity)
  .  return on assets (or adjusted return on assets)
  .  earnings per share (diluted) (or adjusted earnings per share (diluted))

  The targets must be established while the performance relative to the target remains substantially uncertain within the meaning of Section 162(m). The performance measurement periods are typically a single fiscal year, but may include more than one fiscal year, from October 1, 2001 through September 30, 2006.

  With respect to adjusted net income, adjusted earnings per share, adjusted return on assets and adjusted return on equity, Section 4.6 of the plan generally requires that adjustments be made to net income, earnings per share, return on assets and/or return on equity, as the case may be, when determining whether the applicable performance targets have been met, so as to eliminate, in whole or in part, in any manner specified by the Subcommittee at the time the performance targets are established, the gain, loss, income and/or expense resulting from the following items: (1) changes in accounting principles that become effective during the performance period; (2) extraordinary, unusual or infrequently occurring events reported in the Company's public filings, excluding early extinguishment of debt, and (3) the disposition of a business, in whole or in part. The Subcommittee may, however, provide at the time the performance targets are established that one or more of these adjustments will not be made as to a specific award or awards. In addition, the Subcommittee may determine at the time the goals are established that other adjustments will be made under the selected business criteria and applicable performance targets to take into account, in whole or in part, in any manner specified by the Subcommittee, any one or more of the following: (a) gain or loss from all or certain claims and/or litigation and insurance recoveries, (b) the impact of impairment of tangible or intangible assets, (c) restructuring activities reported in the Company's public filings, and (d) the impact of investments or acquisitions. Each of the adjustments described in this paragraph may relate to the Company as a whole or any part of the Company's business or operations, as determined by the Subcommittee at the time the performance targets are established. The adjustments are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Subcommittee. Finally, adjustments will be made as necessary to any business criteria related to the Company's stock to reflect changes in corporate capitalization, such as stock splits and certain reorganizations.

  It is contemplated that the Subcommittee will establish specific annual performance targets that must be met in order for annual bonuses to be paid under the plan to executive officers subject to Section 162(m). Concurrently with the selection of performance targets, the Subcommittee must establish an objective formula or standard for calculating the maximum bonus payable to each participating executive officer. Under the plan, the maximum cash bonus for each fiscal year may not exceed:

  . for the Chief Executive Officer, $15,000,000, or, if less, 15 times base salary; or
  .  for other participants, $10,000,000 or, if less, 10 times base salary.

Over the five-year term of the plan, the maximum per participant amounts are thus $75,000,000 for the Chief Executive Officer and $50,000,000 for any other participant (excluding restricted stock and restricted stock unit awards, described below). Notwithstanding this overall maximum, the Subcommittee has sole discretion to determine, pursuant to its "negative discretion," whether to actually pay any or all of the maximum permissible bonus or to defer payment or vesting of any bonus, subject in each case to the plan's terms and any other written commitment authorized by the Subcommittee. The Subcommittee is also authorized to exercise its negative discretion by establishing additional conditions and terms of payment of bonuses, including the achievement of other financial, strategic or individual goals, which may be objective or subjective, as it deems appropriate. Although the Subcommittee may waive these additional conditions and terms, it may not waive the basic performance target as to the business criterion chosen for any particular period. All bonuses generally are to be paid in cash or cash equivalents, although the Subcommittee may authorize payment in stock or stock units of equivalent market value in its discretion.

  The performance plan also permits the grant to eligible employees of restricted stock or restricted stock units that are intended to qualify as performance-based compensation under Section 162(m). In general, restricted stock is a grant of stock that is subject to forfeiture if specified vesting requirements are not satisfied; and restricted stock units are awards denominated in shares of the Company which are payable to a participant in cash or shares of the Company upon satisfaction of specific conditions set by the Subcommittee. Under the performance plan, the vesting requirements will relate to the continued employment of the recipient and the attainment of performance targets pre-established in accordance with Section 162(m), which will be established by the Subcommittee under one or more of the business criteria described above. Vesting of the restricted stock or restricted stock units may occur over a period of one or more years and may be based on achievement of performance targets for one or more years. Accelerated vesting may occur upon a change in control of the Company, death, disability or involuntary termination of employment, as determined by the Subcommittee.

  No new restricted shares are being authorized in connection with the adoption of the performance plan. Grants of restricted stock would be made as combined grants under the bonus plan and under the Company's 1995 Stock Incentive Plan (which was re-approved by shareholders at our 2001 annual meeting) and would be counted against the aggregate share limitations included in the 1995 Stock Incentive Plan. The maximum number of restricted shares that may be granted to any one participant during the five-year term of the performance plan is 2.5 million, subject to stock splits and certain other changes in corporate capitalization.

  The performance plan may from time to time be amended, suspended or terminated, in whole or in part, by the Board of Directors or the Subcommittee, but no amendment will be effective without Board and/or shareholder approval if such approval is required to satisfy the requirements of Section 162(m).

  Current Awards. The Subcommittee has established a performance target for cash bonuses for fiscal year 2002 based upon adjusted net income. The Subcommittee believes that the specific target constitutes confidential business information the disclosure of which could adversely affect the Company. Six executive officers have been designated to participate in the plan for fiscal year 2002: Messrs. Eisner, Disney, Iger, Murphy, Staggs and Meisinger. These individuals will be eligible for cash bonuses for fiscal year 2002 at the maximum levels described above, subject to the attainment of the adjusted net income performance target for the year and the Subcommittee's ability to exercise its negative discretion to reduce the amount of any bonus. Therefore, the amounts that we will pay under the plan for fiscal year 2002 (or future years) are not yet determinable. We paid no bonuses under the 1997 plan for fiscal year 2001 because applicable performance targets were not met. As noted in the Report of the Compensation Committee and Executive Performance Subcommittee, however, special bonuses were granted to some of the named executive officers outside the scope of the plan.

  Other Compensation. The performance plan is not exclusive. We may and do pay cash and other bonuses and other compensation to certain named officers and other officers under other authority of the Board of Directors or applicable law and reserve the right to issue restricted stock and/or restricted stock units under the 1995 Stock Incentive Plan that are not covered by the performance plan. You are not being asked at the meeting to approve any such other compensation. If the performance plan is not approved by the Company's shareholders, we currently contemplate that any cash bonuses for fiscal year 2002 for named executive officers would be discretionary. Any such bonuses then paid would not be deductible under Section 162(m) to the extent that (when combined with other non-exempt compensation paid) they exceed the $1,000,000 individual limit on non-exempt compensation paid to certain named executive officers.

  Recommendation of the Board of Directors. As noted in the Report of the Compensation Committee and the Executive Performance Subcommittee, the Board of Directors believes, in general, that it is desirable and in the best interest of the Company and its shareholders to enable the Company's executive performance plan to comply with the requirements of Section 162(m), while retaining the flexibility to make compensation decisions that may not meet
Section 162(m) standards in appropriate cases. The Board believes that the performance plan provides important incentives that complement the Company's existing policies and other plans in linking significant portions of executive compensation to the Company's performance. The plan also serves the Company's interests by granting the Subcommittee extensive discretion to evaluate the criteria and other factors by which performance is to be measured and to determine the actual amount of each eligible executive's annual bonus within the maximum limits imposed.

  For the foregoing reasons, the Board of Directors, with Messrs. Disney, Eisner and Iger abstaining, recommends that shareholders vote "FOR" approval of the 2002 Executive Performance Plan.

                         ITEM 4--SHAREHOLDER PROPOSALS

  The Company has been notified that several shareholders intend to present proposals for consideration at the annual meeting. The address and stock ownership of each of the proponents identified below will be furnished by the Secretary of the Company to any person, orally or in writing as requested, promptly upon receipt of any oral or written request therefor.

Proposal 1

  The Company has been notified that a representative of the United Association S&P 500 Index Fund intends to present the following proposal for consideration at the annual meeting:

    "RESOLVED: That the shareholders of The Walt Disney Co. request that the Board of Directors adopt a policy that in the future the firm that is appointed to be the Company's independent accountants will only provide audit services to the Company and not provide any other services.

    "SUPPORTING STATEMENT

    "The Securities and Exchange Commission passed new proxy statement rules that took effect February 5, 2001, which require companies to disclose how much they pay their accounting firms for audit services and non-audit services.

    "The results have been startling. According to a Wall Street Journal article of April 10, 2001: "The nation's biggest companies last year paid far more money than previously estimated to their independent accounting firms for services other than auditing, newly disclosed figures show, renewing questions about whether such fees create conflicts of interest for auditing firms....At issue: How objective can an accounting firm be in an audit when it is also making millions of dollars providing the client with other services.'

    "That Wall Street Journal article reported that of the 307 S&P 500 companies it had surveyed, the average fees for non-audit services were nearly three times as big as the audit fees.

    "The SEC's new disclosure rules did not take effect in time of the Company to disclose in its 2001 proxy statement how much it paid PricewaterhouseCoopers for audit and non-audit services in 2000, but the 2001 proxy statement did make it clear that PricewaterhouseCoopers performed such non-audit services as: "services related to filings with the Securities and Exchange Commission, services in connection with the monitoring of compliance with the Company's codes of conducts for licensees and manufacturers and consultations on various tax, accounting, information services and business process matters.'

    "When the SEC was seeking comments on its accountant disclosure rules, substantial institutional investors urged that auditors should not accept non-audit fees from companies. The California Public Employees' Retirement System's General Counsel, Kayla J. Gillan, wrote: "The SEC should consider simplifying its Proposal and drawing a bright-line test: no non-audit services to an audit client.' TIAA-CREF's Chairman/CEO John H. Biggs wrote:
  "...independent public audit firms should not be the auditors of any company for which they simultaneously provide other services. It's that simple.'

    "It is respectfully submitted that it would be in the best interests of the Company's shareholders if the Board of Directors adopts a policy that in the future any firm appointed to be the Company's independent accountants shall only provide audit services to the Company and not provide any other services."

  The Board of Directors of the Company recommends a vote "AGAINST" this proposal for the following reasons:

  As noted above in the discussion relating to Item 2, the Company retains its independent accountants, PricewaterhouseCoopers, to advise us on a number of matters in addition to its core auditing functions. These engagement decisions are made only when two conditions are met. The first is a determination that the firm's particular expertise, coupled with its knowledge of the Company and the Company's management and financial systems, provides substantial assurance of high-quality, focused, timely and useful results. The second is a determination that the engagement is consistent with the maintenance of auditor independence. Both of these determinations are reviewed regularly with the Audit Committee, as noted in the Report of the Audit Committee.

  This discretion to determine the best allocation of tasks among accounting (and other) firms is an essential component of the ability of the Board and the Audit Committee to discharge their responsibilities to the Company and its shareholders. We do not believe that the retention of this discretion undermines in any way the Company's ability to monitor and ensure the independence of our auditors. Company officers and the Audit Committee continually monitor and evaluate the performance of PricewaterhouseCoopers in both its auditing services and its non-audit services, the fees paid for all such services and the compatibility of the non-audit services with the maintenance of the firm's independence.

  Furthermore, in accordance with guidelines of the American Institute of Certified Public Accountants and PricewaterhouseCoopers' internal control procedures, PricewaterhouseCoopers has processes in place to ensure that its audits are conducted in an objective and impartial manner, including the mandatory rotation of the engagement partner, an independent concurring partner review of each audit and periodic review by another major accounting firm of its audit practices.

  In addition to these internal procedures, we annually seek shareholder ratification of our selection of independent auditors. We also provide to our shareholders information relating to fees paid to our auditors as well as disclosure of the Audit Committee's consideration of whether the provision of non-audit services is compatible with maintaining the independence of the Company's accountants, all as required by the rules of the Securities and Exchange Commission.

  Given the protective measures already in place and the disclosures required when independent auditors are selected for non-audit work, we believe there is little chance for abuse and no benefit to the Company or its shareholders from an arbitrary limitation on the power of management and the Board of Directors to exercise business judgment in the selection of auditors or other outside vendors.

  Accordingly, the Board of Directors recommends that you vote "AGAINST" this proposal, and your proxy will be so voted if the proposal is presented unless you specify otherwise.

 Proposal 2

  The Company has been notified that a representative of Harrington Investments, Inc. intends to present the following proposal for consideration at the annual meeting.

  "WHEREAS: our company's business practices in China respect human and labor rights of workers. The eleven principles below were designed to commit a company to a widely accepted and thorough set of human and labor rights standards for China. They were defined by the International Labor Organization and the United Nations Covenants on Economic, Social and Cultural Rights, and Civil, and Political Rights. They have been signed by the Chinese government and China's national laws.

  "(1) No goods or products produced within our company's facilities or those of suppliers shall be manufactured by bonded labor, forced labor, within prison camps or as part of reform-through-labor or reeducation-through-labor programs.

  "(2) Our facilities and supplies shall adhere to wages that meet workers' basic needs, fair and decent working hours, and at a minimum, to the wage and hour guidelines provided by China's national labor laws.

  "(3) Our facilities and suppliers shall prohibit the use of corporal punishment, any physical, sexual or verbal abuse or harassment of workers.

  "(4) Our facilities and suppliers shall use production methods that do not negatively affect the worker's occupational safety and health.

  "(5) Our facilities and suppliers shall not call on police or military to enter their premises to prevent workers from exercising their rights.

  "(6) We shall undertake to promote the following freedoms among our employees and the employees of our suppliers: freedom of association and assembly, including the rights to form unions and bargain collectively; freedom of expression, and freedom from arbitrary arrest or detention.

  "(7) Company employees and those of our suppliers shall not face discrimination in hiring, remuneration or promotion based on age, gender, marital status, pregnancy, ethnicity or region of origin.

  "(8) Company employees and those of our suppliers shall not face discrimination in hiring, remuneration or promotion based on labor, political or religious activity, or on involvement in demonstrations, past records of arrests or internal exile for peaceful protest, or membership in organizations committed to non-violent social or political change.

  "(9) Our facilities and suppliers shall use environmentally responsible methods of production that have minimum adverse impact on land, air and water quality.

  "(10) Our facilities and suppliers shall prohibit child labor, at a minimum comply with guidelines on minimum age for employment within China's national labor laws.

  "(11) We will issue annual statements to the Human Rights for Workers in China Working Group detailing our efforts to uphold these principles and to promote these basic freedoms.

  "RESOLVED: Stockholders request the Board of Directors to make all possible lawful efforts to implement and/or increase activity on each of the principles named above in the People's Republic of China.

  "SUPPORTING STATEMENT: As U.S. companies import more goods, consumer and shareholder concern is growing about working conditions in China that fall below basic standards of fair and humane treatment. We hope that our company can prove to be a leader in its industry and embrace these principles."

  The Board of Directors of the Company recommends a vote "AGAINST" this proposal for the following reasons:

  The Walt Disney Company is committed to the promotion and maintenance of responsible international labor practices in its licensing and direct sourcing operations throughout the world. Toward this end, our International Labor Standards (ILS) program encompasses a comprehensive set of policies, practices and protocols designed to protect the interests of workers engaged in the manufacture of Disney merchandise, whether for licensees or for direct sale at Disney properties.

  At the core of our ILS program are the principles set forth in the Company's Code of Conduct for Manufacturers, which was established in 1996. The Code sets forth our requirements for manufacturers of Disney-branded merchandise with respect to working conditions, compensation and benefits, working hours, nondiscrimination, health and safety, association, environmental protection, compliance with law, monitoring of compliance and publication of the Code itself. The Code has since been translated into 50 languages and distributed to tens of thousands of licensees, vendors, factories and individual workers. Copies of the

Code may be obtained from the Secretary of the Company, or through the Internet at http://www.disney.go.com/corporate/compliance/code.html

  The principles embodied in our Code are consistent with those of the Workplace Code of Conduct developed by the White House Apparel Industry Partnership, and in most respects also reflect the principles set forth in this shareholder proposal. Disney's Code and program are not, however, limited to China; we apply our program in all countries where Disney-branded merchandise is manufactured, with active implementation and monitoring currently in progress in more than 50 countries. In addition, our ILS program goes well beyond the principles in the shareholder proposal, by making education, cooperation, monitoring and remediation integral elements of a comprehensive labor policy. We have made meetings and training sessions with licensees, vendors, factories and business units an essential part of our ILS effort, holding hundreds of intensive training sessions with internal and external monitors, factory owners and managers, as well as with Disney employees. And when manufacturing facilities fall short of our Code standards, we seek to work with management to develop a remediation plan to bring the facility into compliance and thus permit continuing authorization to manufacture branded merchandise.

  This comprehensive approach reflects our belief that simply promulgating a statement of principles is not enough: a code must be vigorously enforced. Our ILS program conducts factory monitoring activities using both internal and professional monitors, all of whom are specifically trained to perform thorough audits, including private discussions with factory workers. To date, we have conducted more than 25,000 audits of factories manufacturing Disney merchandise around the world. In 2000, we began an effort to enhance our monitoring programs by working with a group of interested nongovernmental investors on a project designed to provide an independent, objective assessment of our monitoring program and practices. This assessment is currently in process, as part of our ongoing efforts to ensure that our program continues to meet the challenge of achieving our goals.

  While we remain open to proposals to strengthen our practices, whether through special-purpose codes such as the one set forth above or new approaches to education and monitoring, we believe our program currently reflects a desirable structure and balance. We therefore do not believe that implementing a special code of conduct for the People's Republic of China would contribute significantly to our ILS efforts at this stage.

  Accordingly, the Board of Directors recommends that you vote "AGAINST" this proposal, and your proxy will be so voted if the proposal is presented unless you specify otherwise.

Proposal 3

  The Company has been notified that a representative of the Burke-Lazarus Trust intends to present the following proposal for consideration at the annual meeting.

    "Whereas:

    "On January 2, 2001, The Orange County Register reported that the "State declares Disney Ride Unsafe,' stating that our Company was ordered to make changes to the Roger Rabbit Cartoon ride after a boy on the ride fell out of his car, was pinned underneath another car and was critically injured.

    "On January 24, 2001, the Los Angeles Times reported that a 6 year-old girl lost most of her finger when it became caught in a rifle on Disney Land's Tom Sawyer Island.

    "On June 21, 2001, the Los Angeles Times reported that our Company reached a confidential settlement with Deborah Bynum of Texas who claimed the Indiana Jones Adventure attraction caused a brain hemorrhage.

    "The U.S. Consumer Product Safety Commission (CPSC) released a report in July 2000, Amusement Ride-Related Injuries and Deaths in the United States:
  1987-1999, that stated approximately 7,000 people were treated in hospital emergency rooms for amusement park ride-related injuries in 1999.

    "The data from this report shows an overall increase in amusement park ride injuries. For those in permanent amusement parks, as opposed to nonpermanent such as carnivals and fairs, the 4-year increase is 95% and attendance at these parks is up by less than 7%.

    "Public support for federal regulation of amusement park rides is growing. On April 4, 2001, Representative Edward Markey of Massachusetts, joined by other Representatives, reintroduced bill HR 1488, which calls for the CPSC to have federal regulatory jurisdiction over park safety.

    "Resolved: Shareholders request that the Board of Directors report to shareholders by July 2002, our company's policies for amusement park safety, including medical response policies and disclosure of the past two-years of all recorded injuries caused by our amusement park rides which required medical services, other than ordinary first aid, including those that led to fatalities, while visiting our amusement parks. This report should include all costs associated with such injuries, including legal and out of court settlement costs incurred by the company. This report should exclude any proprietary information.

    "Supporting Statement: There is little federal or state regulation regarding amusement park safety, rules or guidelines and requirements vary from state to state. For example, reporting injuries caused by park rides is not required in most states. Accidents that occur in Florida's theme parks are not publicly reported, New Jersey requires even minor bumps and scrapes to be reported, while Ohio lets parks keep accident records confidential unless a rider dies or is immediately admitted to a hospital. Without uniform recording, reporting or disclosure for all amusement parks in all states it may be impossible to know how safe, or unsafe, amusement park rides are for visitors. Our company should be a leader in amusement park safety and publicly disclose comprehensive safety policies and medical response guidelines to insure safety for all guests at our theme parks.

  The Board of Directors of the Company recommends a vote "AGAINST" this proposal for the following reasons:

  Safety has been a paramount objective at all Disney theme parks and entertainment facilities since the opening of Disneyland Park in 1955. Addressing safety concerns is an integral element of the entire design and development process for each ride and attraction, occupying the attention of Disney's own staff of Imagineers and the safety experts of outside vendors as the development process proceeds from initial concept through design, development, manufacture and final installation and testing. All rides are designed with built-in safety systems and redundancies to promote reliable and safe operations. They are also designed in accordance with nationally recognized standards of the American Society for Testing and Materials (ASTM).

  Safety continues to be a primary concern after installation. All ride operators go through a rigorous training and certification program before they are allowed to operate a ride, and they receive additional training on an ongoing basis to remain current in their knowledge. In addition, engineers and technicians are involved in daily and other periodic inspections and maintenance of all rides at all of the theme parks--including more than 1,000 engineers and technicians at the Walt Disney World Resort alone. Many of these engineers, with a wide variety of engineering degrees, professional registrations and technical certifications, were also involved in the original design and manufacturing of the rides and thus have a clear understanding of their proper operation and maintenance. We utilize state-of-the-art diagnostic and inspection equipment to monitor the proper operation of rides on an ongoing basis.

  We also take numerous steps to encourage all of our guests to take responsibility for their own safety by following warning and safety signs prominently displayed at our attractions, by reviewing guest literature and by listening to audio announcements of appropriate behavior and actions while aboard theme park rides.

  Finally, we cooperate fully with state and federal safety regulatory and reporting programs. The State of Florida, for example, reviews the safety program at each park twice a year to assure that it meets or exceeds state requirements. In California, legislation adopted in 1999 establishes theme park inspection practices and reporting that are currently being implemented by state regulatory agencies. Disney has taken an active part in this process, working with both regulators and other theme park operators to help define consistent and meaningful reporting requirements so the law can be effectively enforced. We are, in the meantime, voluntarily complying with the law under the draft regulations until final regulations are approved.

  We therefore believe that The Walt Disney Company is already an industry leader in promoting theme park safety, and that a special report on the subject would not meaningfully benefit the Company or its shareholders.

  Accordingly, the Board of Directors recommends that you vote "AGAINST" this proposal, and your proxy will be so voted if the proposal is presented unless you specify otherwise.

Proposal 4

  The Company has been notified that Mr. Garold Faber and Ms. Michele McGeoy intend to present the following proposal for consideration at the annual meeting:

  "WHEREAS, Disney's compensation policies concentrate large amounts of stock options in the hands of small numbers of executives. According to Disney's SEC filings, the company's top five officers (0.004% of Disney's workforce), control 18.6% of outstanding options;

  "WHEREAS, in 1996, Disney granted CEO Michael Eisner 24 million stock options (split adjusted) in order to align the interests of Mr. Eisner and shareholders. This option grant represented 26.2% of the total options granted by Disney that year.

  "WHEREAS, while Mr. Eisner personally has seen the value of his stock options rise by hundreds of millions of dollars since 1996, Disney shareholders have seen the value of their investment perform poorly compared to the overall stock market. From September 30, 1996 (the date of Eisner's 24 million share grant) through August 31, 2001, the total return of Disney's stock was 24.1%, compared with a 77.0% rise in the Standard & Poors 500 index and a 97.5% rise in the S&P Entertainment Index;

  "WHEREAS, over the 1998-2000 period, Business Week ranked Mr. Eisner the second worst CEO in terms of delivering shareholder value relative to the size of his $699 million pay package. (Business Week, April 16, 2001);

  "WHEREAS, there is a growing body of research confirming that firms with broad-based employee ownership grow faster, create more jobs, and retain higher quality employees than firms with narrowly concentrated ownership. According to "Unleashing the Power of Employee Ownership,' a 1999 report by Northwestern's Kellogg School of Management and the management consulting firm Hewitt Associates, firms with broad-based stock ownership delivered superior stock market performance and profitability relative to peer firms without employee ownership. Kellogg/Hewitt studied all 380 public firms that established employee stock ownership plans (ESOPs) between 1971 and 1991 and found that in the four years following the adoption of an ESOP firms saw their stock price cumulatively outperform peer firms without widespread employee ownership by 7%. In addition, the return on average assets of firms with broad-based ownership exceeded concentrated ownership firms by 3% per year;

  "WHEREAS, research confirms that sustained superior performance is due to contributions across a broad range of employee skills, along with shared values within a firm, and not to the efforts of a single employee;

  "RESOLVED, that the Board limit the stock options received: 1) by any single executive officer to no more 5% of the total options granted in a single year, and 2) by the group of executive officers to no more than 10% of the total options granted in a single year.

  "SUPPORTING STATEMENT

  "Disney's executive compensation policies have failed to deliver their promise of enhanced shareholder returns. While executives have become rich, shareholders have suffered mediocre returns over the last six years. It is time for the company to try a different approach. The financial benefits of broad-based employee ownership are well documented and offer an attractive alternative to the current failed policies of concentrating stock ownership in the hands of a few corporate leaders.

  "Last year, 9.8% of shareholders supported this resolution."

  The Board of Directors of the Company recommends a vote "AGAINST" this proposal for the following reasons:

  The Board of Directors has long considered the encouragement of broad employee ownership of Company common stock to be in the interest of all shareholders, as a means of promoting focus on the long-term increase in shareholder value. The Company's Employee Stock Purchase Plan, open to all Disney cast members, offers one cost-efficient means of acquiring and maintaining Disney shares, and the Company's various 401(k) plans provide an additional opportunity for many cast members to acquire and hold shares.

  As noted in the Report of the Compensation Committee and the Executive Performance Subcommittee, the Company also uses grants of stock options as a means of aligning the interests of key employees with shareholders. Option grants are also a key element of the Company's constant drive to obtain and keep the creative, operational and managerial talent that is critical to our success across all business operations.

  We believe it is essential that the Compensation Committee and the Executive Performance Subcommittee retain their current ability to develop and implement a balanced approach to compensation and the promotion of shareholder interests through a carefully designed program of stock option grants. In this respect, it is also important that the Committees retain sufficient flexibility to make option grants in a manner that they determine necessary to meet competitive challenges and to promote the best interest of all shareholders. The Board of Directors therefore believes that artificial constraints advocated in this proposal are thus not in the Company's best interest.

  Accordingly, the Board of Directors recommends that you vote "AGAINST" this proposal, and your proxy will be so voted if the proposal is presented unless you specify otherwise.

                                 OTHER MATTERS

  As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                            ADDITIONAL INFORMATION

  Advance Notice Procedures. Under our bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a shareholder entitled to vote who has delivered notice to the Company (containing certain information specified in the bylaws) not less than 90 or more than 120 days prior to the first anniversary of the preceding year's annual meeting. These requirements are separate from and in addition to the SEC's requirements that a shareholder must meet in order to have a shareholder proposal included in the Company's proxy statement.

  Shareholder Proposals for the 2003 Annual Meeting. Shareholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of shareholders in 2003 may do so by following the procedures prescribed in SEC Rule l4a-8. To be eligible for inclusion, shareholder proposals must be received by the Company's Corporate Secretary no later than September 7, 2002.

  Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. We have retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to aid in the solicitation. For these services, we will pay Georgeson Shareholder a fee of $16,500 and reimburse it for certain out-of-pocket disbursements and expenses. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

                                                                        ANNEX 1

                            THE WALT DISNEY COMPANY
                        2002 EXECUTIVE PERFORMANCE PLAN

Section 1. Purpose of Plan.

  The purpose of the Plan is to promote the success of the Company by providing to participating executives with incentive compensation that qualifies as "performance-based compensation" within the meaning of
Section 162(m) of the Code.

Section 2. Definitions and Terms.

  2.1 Accounting Terms. Except as otherwise expressly provided or the context otherwise requires, financial and accounting terms are used as defined for purposes of, and shall be determined in accordance with, generally accepted accounting principles, as from time to time in effect, as applied and included in the consolidated financial statements of the Company, prepared in the ordinary course of business.

  2.2 Specific Terms. The following words and phrases as used herein shall have the following meanings unless a different meaning is plainly required by the context:

    "Adjusted EPS" means EPS, subject to, and/or after giving effect to, any adjustments applicable pursuant to Section 4.6 at the time Business Criteria and Performance Target(s) are established for any Year or Years.

    "Adjusted Net Income" means Net Income, subject to, and/or after giving effect to, any adjustments applicable pursuant to Section 4.6 at the time Business Criteria and Performance Target(s) are established for any Year or Years.

    "Adjusted Return on Assets" shall mean Return on Assets, subject to, and/or after giving effect to, any adjustments applicable pursuant to
  Section 4.6 at the time Business Criteria and Performance Target(s) are established for any Year or Years.

    "Adjusted Return on Equity" shall mean Return on Equity, subject to, and/or after giving effect to, any adjustments applicable pursuant to
  Section 4.6 at the time Business Criteria and Performance Target(s) are established for any Year or Years.

    "Award" means an award under this Plan of a conditional opportunity to receive a Bonus if the applicable Performance Target(s) is (are) satisfied in the applicable Performance Period, or an award of Restricted Stock or Restricted Units the vesting of which will occur if the applicable Performance Target(s) is (are) satisfied in the applicable Performance Period.

    "Base Salary" in respect of any Performance Period means the aggregate base annualized salary of a Participant from the Company and all affiliates of the Company at the time the Participant is selected to participate for that Performance Period, exclusive of any commissions or other actual or imputed income from any Company-provided benefits or perquisites, but prior to any reductions for salary deferred pursuant to any deferred compensation plan or for contributions to a plan qualifying under Section 401(k) of the Code or contributions to a cafeteria plan under Section 125 of the Code.

    "Base Salary Multiple" means an amount equal to ten times Base Salary or, in the case of the Chief Executive Officer, fifteen times Base Salary.

    "Bonus" means a cash payment or a cash payment opportunity under the Plan, as the context requires.

    "Business Criteria" means any one or any combination of Net Income, Adjusted Net Income, Return on Equity, Adjusted Return on Equity, Return on Assets, Adjusted Return on Assets, EPS or Adjusted EPS.

    "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    "Committee" means the Executive Performance Subcommittee of the Company's Board of Directors and of its Compensation Committee or such other Committee as from time to time the Board of Directors may designate to administer the Plan in accordance with Section 3.1 and Section 162(m).

    "Company" means The Walt Disney Company, a Delaware corporation.

    "EPS" for any Year means diluted earnings per share of the Company, as reported in the Company's consolidated financial statements for the Year.

    "Executive" means a key employee (including any officer) of the Company who is (or in the opinion of the Committee may during the applicable Performance Period become) a "covered employee" for purposes of Section 162(m).

    "Net Income" for any Year means the consolidated net income of the Company, as reported in the consolidated financial statements of the Company for the Year; provided, however, that in the event of a change in accounting principles affecting the Company or Net Income during a Performance Period, Net Income shall be determined without regard to such change unless otherwise specified by the Committee at the time the Business Criteria and Performance Targets for any Awards relative to such Performance Period are established.

    "Participant" means an Executive selected to participate in the Plan by the Committee.

    "Performance Period" means the Year or Years (or portions thereof) with respect to which the Performance Targets are set by the Committee.

    "Performance Target(s)" means the specific objective goal or goals that are timely set in writing by the Committee pursuant to Section 4.2 for each Participant for the applicable Performance Period in respect of any one or more of the Business Criteria.

    "Plan" means this 2002 Executive Performance Plan, as amended from time to time.

    "Restricted Stock" means an Award of Shares under Section 5 that are nontransferable and subject to forfeiture conditions and other restrictions on ownership until specific vesting conditions established by the Committee under the Award are satisfied.

    "Restricted Unit" means an Award under Section 5 of notional units of measurement that are denominated in Shares, payable to the Participant in cash or in Shares upon the satisfaction of specific conditions established by the Committee under the Award.

    "Return on Assets" means Net Income divided by the average of the total assets of the Company at the end of the four fiscal quarters of the Year, as reported by the Company in its consolidated financial statements; provided, however, that in the event of a change in accounting principles affecting the Company or Return on Assets during a Performance Period, Return on Assets shall be determined without regard to such change unless otherwise specified by the Committee at the time the Business Criteria and Performance Targets for any Awards relative to such Performance Period are established.

    "Return on Equity" means the Net Income divided by the average of the common shareholders equity of the Company at the end of each of the four fiscal quarters of the Year, as reported by the Company in its consolidated financial statements; provided, however, that in the event of a change in accounting principles affecting the Company or Return on Equity during a Performance Period, Return on Equity shall be determined without regard to such change unless otherwise specified by the Committee at the time the Business Criteria and Performance Targets for any Awards relative to such Performance Period are established.

    "Section 162(m)" means Section 162(m) of the Code, and the regulations promulgated thereunder, all as amended from time to time.

    "Shares" means shares of common stock of the Company or any securities or property, including rights into which the same may be converted by operation of law or otherwise.

    "Stock Plan" means the Company's 1995 Stock Incentive Plan, as amended, or any other shareholder approved stock incentive plan of the Company.

    "Year" means a fiscal year of the Company commencing on or after October 1, 2001 that constitutes all or part of the applicable Performance Period and ends no later than September 30, 2006.

Section 3. Administration of the Plan.

  3.1 The Committee. The Plan shall be administered by a Committee consisting of at least three members of the Board of Directors of the Company, duly authorized by the Board of Directors of the Company to administer the Plan who are "outside directors" within the meaning of Section 162(m).

  3.2 Powers of the Committee. The Committee shall have the sole authority to establish and administer the Business Criteria and Performance Target(s) and the responsibility of determining from among the Executives those persons who will participate in and receive Awards under the Plan and, subject to the terms of the Plan, the amount or Shares under such Awards, and the time or times at which and the form and manner in which Awards will be paid (which may include elective or mandatory deferral alternatives) and shall otherwise be responsible for the administration of the Plan, in accordance with its terms. The Committee shall have the authority to construe and interpret the Plan (except as otherwise provided herein) and any agreement or other document relating to any Awards under the Plan, may adopt rules and regulations governing the administration of the Plan, and shall exercise all other duties and powers conferred on it by the Plan, or which are incidental or ancillary thereto.

  3.3 Requisite Action. A majority (but not fewer than two) of the members of the Committee shall constitute a quorum. The vote of a majority of those present at a meeting at which a quorum is present or the unanimous written consent of the Committee shall constitute action by the Committee.

  3.4 Express Authority (and Limitations on Authority) to Change Terms and Conditions of Awards; Acceleration or Deferral of Payment. Without limiting the Committee's authority under other provisions of the Plan, but subject to any express limitations of the Plan and compliance with Section 162(m), the Committee shall have the authority to accelerate an Award (after the attainment of the applicable Performance Target(s)) and to waive restrictive conditions for an Award (including any forfeiture conditions, but not Performance Target(s)), in such circumstances as the Committee deems appropriate. In the case of any acceleration of an Award after the attainment of the applicable Performance Target(s), the amount payable shall be discounted to its present value using an interest rate equal to Moody's Average Corporate Bond Yield for the month preceding the month in which such acceleration occurs (or such other rate of interest that is deemed to constitute a "reasonable rate of interest" for purposes of Section 162(m)). Any deferred payment shall be subject to Section 4.9 and, if applicable,
Section 4.10. In addition, and notwithstanding anything elsewhere in the Plan to the contrary, the Committee shall have the authority to provide under the terms of an Award that payment or vesting shall be accelerated upon the death or disability of a Participant, a change in control of the Company, or upon termination of the Participant's employment without cause or as a constructive termination, as and in the manner provided by the Committee, and subject to such provision not causing the Award to fail to satisfy the requirements for performance-based compensation under Section 162(m) generally.

Section 4. Bonus Awards.

  4.1 Provision for Bonus. Each Participant may receive a Bonus if the Performance Target(s) established by the Committee, relative to the applicable Business Criteria, are attained in the applicable Performance Period established by the Committee. The applicable Performance Period and Performance Target(s) shall be determined by the Committee consistent with the terms of the Plan and Section 162(m). Notwithstanding the fact that the Performance Target(s) have been attained, the Company may pay a Bonus of less than the amount determined by the formula or standard established pursuant to
Section 4.2 or may pay no Bonus at all, unless the Committee otherwise expressly provides by written contract or other written commitment.

  4.2 Selection of Performance Target(s). The specific Performance Target(s) with respect to the Business Criteria must be established by the Committee in advance of the deadlines applicable under Section 162(m) and while the performance relating to the Performance Target(s) remains substantially uncertain within the meaning of Section 162(m). The Performance Target(s) with respect to any Performance Period may be established on a cumulative basis or in the alternative, and may be established on a stand-alone basis with respect to the Company or on an a relative basis with respect to any peer companies or index selected by the Committee. At the time the

Performance Target(s) are selected, the Committee shall provide, in terms of an objective formula or standard for each Participant, and for any person who may become a Participant after the Performance Target(s) are set, the method of computing the specific amount that will represent the maximum amount of Bonus payable to the Participant if the Performance Target(s) are attained, subject to Sections 4.1, 4.3, 4.7, 6.1 and 6.8. The objective formula or standard shall preclude the use of discretion to increase the amount of any Bonus earned pursuant to the terms of the Award.

  4.3 Maximum Individual Bonus. Notwithstanding any other provision hereof, no Executive shall receive a Bonus under the Plan for any one Year in excess of $15 million ($10 million for Executives other than the Chief Executive Officer) or, if less, his or her Base Salary Multiple at the time the Award is established. The foregoing limits shall be subject to adjustments consistent with Section 3.4 in the event of acceleration or deferral.

  4.4 Selection of Participants. For each Performance Period, the Committee shall determine, at the time the Business Criteria and the Performance Target(s) are set, those Executives who will participate in the Plan.

  4.5 Effect of Mid-Year Commencement of Service; Termination of
Employment. To the extent compatible with Sections 4.2 and 6.8, if services as an Executive commence after the adoption of the Plan and the Performance Target(s) are established for a Performance Period, the Committee may grant a Bonus that is proportionately adjusted based on the period of actual service during the Year; the amount of any Bonus paid to such person shall not exceed that proportionate amount of the applicable maximum individual bonus under
Section 4.3. In the event of the termination of employment of a Participant prior to the payment of a Bonus, the Participant shall not be entitled to any payment in respect of the Bonus, unless otherwise expressly provided by the terms of the Awards or other written contract with the Company.

  4.6 Adjustments. To preserve the intended incentives and benefits of an Award based on Adjusted EPS, Adjusted Net Income, Adjusted Return on Assets or Adjusted Return on Equity, the Committee shall apply the objective formula or standard with respect to the applicable Performance Target in a manner that shall eliminate, in whole or in part, in such manner as is specified by the Committee, the effects of the following : (i) the gain, loss, income or expense resulting from changes in accounting principles that become effective during the Performance Period; (ii) the gain, loss, income or expense reported by the Company in its public filings with respect to the Performance Period that are extraordinary or unusual in nature or infrequent in occurrence, excluding gains or losses on the early extinguishment of debt, as determined in accordance with Opinion No. 30 of the Accounting Principles Board, and
(iii) the gains or losses resulting from, and the direct expenses incurred in connection with, the disposition of a business, in whole or in part. The Committee may, however, provide at the time the Performance Targets are established that one or more of the foregoing adjustments will not be made as to a specific Award. In addition, the Committee may determine at the time the Performance Targets are established that other adjustments shall apply to the objective formula or standard with respect to the applicable Performance Target to take into account, in whole or in part, in any manner specified by the Committee, any one or more of the following with respect to the Performance Period: (a) gain or loss from all or certain claims and/or litigation and all or certain insurance recoveries relating to claims or litigation, (b) the impact of impairment of tangible or intangible assets, (c) the impact of restructuring activities, including but not limited to reductions in force, that are reported in the Company's public filings covering the Performance Period and (d) the impact of investments or acquisitions made during the year or, to the extent provided by the Committee, any prior year. Each of the adjustments described in this Section 4.6 may relate to the Company as a whole or any part of the Company's business or operations, as determined by the Committee at the time the Performance Targets are established. The adjustments are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Committee. In addition to the foregoing, the Committee shall adjust any Business Criteria, Performance Targets or other features of an Award that relate to or are wholly or partially based on the number of, or the value of, any Shares, to reflect a change in the Company's capitalization, such as a stock split or dividend, or a corporate transaction, such as a merger, consolidation, separation (including a spin-off or other distribution of stock or property), or a reorganization of the Company.

  4.7 Committee Discretion to Determine Bonuses. The Committee has the sole discretion to determine the standard or formula pursuant to which each Participant's Bonus shall be calculated (in accordance with

Sections 4.1 and 4.2), whether all or any portion of the amount so calculated will be paid, and the specific amount (if any) to be paid to each Participant, subject in all cases to the terms, conditions and limits of the Plan and of any other written commitment authorized by the Committee. To this same extent, the Committee may at any time establish (and, once established, rescind, waive or amend) additional conditions and terms of payment of Bonuses (including but not limited to the achievement of other financial, strategic or individual goals, which may be objective or subjective) as it may deem desirable in carrying out the purposes of the Plan and may take into account such other factors as it deems appropriate in administering any aspect of the Plan. The Committee may not, however, increase the maximum amount permitted to be paid to any individual under Section 4.2 or 4.3 of the Plan or award a Bonus under this Plan if the applicable Performance Target(s) have not been satisfied.

  4.8 Committee Certification. No Executive shall receive any payment under the Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the amount thereof has been accurately determined in accordance with the terms, conditions and limits of the Plan and that the Performance Target(s) and any other material terms previously established by the Committee or set forth in the Plan were in fact satisfied.

  4.9 Time of Payment; Deferred Amounts. Any Bonuses granted by the Committee under the Plan shall be paid as soon as practicable following the Committee's determinations under this Section 4 and the certification of the Committee's findings under Section 4.8. Any such payment shall be in cash or cash equivalent or in such other form of equal value on such payment date (including Shares or share equivalents as contemplated by Section 4.10) as the Committee may approve or require, subject to applicable withholding requirements and, if applicable, Section 4.10. Notwithstanding the foregoing, the Committee, in its sole discretion (but subject to compliance with Section 162(m) and to any prior written commitments and to any conditions consistent with Sections 3.4, 4.3, 4.10 and 6.8 that it deems appropriate), defer the payout or vesting of any Bonus and/or provide to Participants the opportunity to elect to defer the payment of any Bonus under a nonqualified deferred compensation plan and as contemplated by Section 4.10. In the case of any deferred payment of a Bonus after the attainment of the applicable Performance Target(s), any amount in excess of the amount otherwise payable shall be based on either Moody's Average Corporate Bond Yield (or such other rate of interest that is deemed to constitute a "reasonable rate of interest" for purposes of
Section 162(m)) over the deferral period or the return over the deferral period of one or more predetermined actual investments (including Shares) such that the amount payable at the later date will be based upon actual returns, including any decrease or increase in the value of the investment(s), unless the alternative deferred payment is otherwise exempt from the limitations under Section 162(m).

  4.10 Share Payouts of Bonus. Any Shares payable under a Bonus shall be pursuant to a combined Award under the Plan and the Stock Plan. The number of Shares or stock units (or similar deferred award representing a right to receive Shares) awarded in lieu of all or any portion of a Bonus shall be equal to the largest whole number of Shares which have an aggregate fair market value no greater than the amount of cash otherwise payable as of the date the cash payment of the Bonus would have been made. For this purpose, "fair market value" shall mean the average of the high and low prices of the Shares on such date. Any such Shares, stock units (or similar rights) shall thereafter be subject to adjustments for changes in corporate capitalization as provided in the Stock Plan. Dividend equivalent rights thereafter earned may be accrued and payable in additional stock units, cash or Shares or any combination thereof, in the Committee's discretion.

Section 5. Restricted Stock and Units.

  5.1. Awards. The Committee may grant Awards under the Plan in the form of Restricted Stock or Restricted Units, which shall become vested or payable based upon the achievement of Performance Target(s) established by the Committee and upon the continued employment of the Participant for such period or periods as the Committee shall specify. The selection of Participants, Business Criteria, Performance Targets and Performance Period and other terms and conditions of the Award shall be established and administered by the Committee on the same basis as provided for Bonus Awards under Section 4 hereof (other than Section 4.3 hereof), except as context otherwise requires. Any Shares subject to a Restricted Stock Award or distributed to a

Participant under a Restricted Unit Award shall be pursuant to a combined Award under the Plan and Stock Plan, and shall be subject to adjustments for changes in corporate capitalization as provided in the Stock Plan. Unless otherwise provided by the Committee, any dividends, distributions and equivalent rights payable with respect to Restricted Stock or Restricted Units shall be subject to the same vesting or payment conditions established pursuant to the Award. Notwithstanding the fact that Performance Targets have been attained with respect to any Award in the form of Restricted Stock or Restricted Units, the Company may reduce the amount vesting or payable, or eliminate vesting or payment, unless the Committee otherwise expressly provides by written contract or other written commitment.

  5.2 Maximum Awards. The maximum number of Shares or share units that may be subject to Restricted Stock and/or Restricted Units granted to any one Participant during the 5-year term of the Plan shall be limited to 2,500,000 Shares, subject to adjustment to reflect changes in corporate capitalization in the same manner as provided in the Stock Plan. An Award of Restricted Stock or Restricted Units shall not affect the Participant's maximum Bonus Award under Section 4.3, and the provisions of Section 4.3 shall not apply to Awards under this Section 5.

Section 6. General Provisions.

  6.1 No Right to Awards or Continued Employment. Neither the establishment of the Plan nor the provision for or payment of any amounts hereunder nor any action of the Company (including, for purposes of this Section 5.1, any predecessor or subsidiary), the Board of Directors of the Company or the Committee in respect of the Plan shall be held or construed to confer upon any person any legal right to receive, or any interest in, an Award or any other benefit under the Plan, or any legal right to be continued in the employ of the Company. The Company expressly reserves any and all rights to discharge an Executive in its sole discretion, without liability of any person, entity or governing body under the Plan or otherwise. Nothing in this Section 6.1, however, is intended to adversely affect any express independent right of any person under a separate employment agreement. Notwithstanding any other provision hereof and notwithstanding the fact that the Performance Target(s) have been attained and/or the individual maximum amounts hereunder have been calculated, the Company shall have no obligation to pay any Bonus hereunder nor to pay the maximum amount so calculated or any prorated amount based on service during the period, unless the Committee otherwise expressly provides by written contract or other written commitment.

  6.2 Discretion of Company, Board of Directors and Committee. Any decision made or action taken by the Company or by the Board of Directors of the Company or by the Committee arising out of or in connection with the creation, amendment, construction, administration, interpretation and effect of the Plan shall be within the absolute discretion of such entity and shall be conclusive and binding upon all persons. No member of the Committee shall have any liability for actions taken or omitted under the Plan by the member or any other person.

  6.3 No Funding of Plan. The Company shall not be required to fund or otherwise segregate any cash or any other assets which may at any time be paid to Participants under the Plan. The Plan shall constitute an "unfunded" plan of the Company. The Company shall not, by any provisions of the Plan, be deemed to be a trustee of any property, and any rights of any Participant or former Participant shall be no greater than those of a general unsecured creditor or shareholder of the Company, as the case may be.

  6.4 Non-Transferability of Benefits and Interests. Except as expressly provided by the Committee, no benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any Participant or former Participant. This Section 6.4 shall not apply to an assignment of a contingency or payment due (i) after the death of an Participant to the deceased Participant's legal representative or beneficiary or (ii) after the disability of a Participant to the disabled Participant's personal representative.

  6.5 Law to Govern. All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of California.

  6.6 Non-Exclusivity. The Plan does not limit the authority of the Company, the Board or the Committee, or any subsidiary of the Company to grant awards or authorize any other compensation to any person under any other plan or authority, including, without limitation, the issuance of restricted stock or restricted stock units or any other awards under the Stock Plan.

  6.7 Section 162(m) Conditions; Bifurcation of Plan. It is the intent of the Company that the Plan and Awards made hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are persons whose compensation is subject to Section 162(m), satisfies any applicable requirements as performance-based compensation. Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Section 162(m) of the Code shall be disregarded. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of the Plan or any Bonus intended (or required in order) to satisfy the applicable requirements of Section 162(m) are only applicable to persons whose compensation is subject to Section 162(m).

Section 7. Amendments, Suspension or Termination of Plan.

  The Board of Directors or the Committee may from time to time amend, suspend or terminate in whole or in part, and if suspended or terminated, may reinstate, any or all of the provisions of the Plan. Notwithstanding the foregoing, no amendment shall be effective without Board of Directors and/or shareholder approval if such approval is necessary to comply with the applicable provisions of Section 162(m).



[RECYCLED LOGO APPEARS HERE]

--------------------------------------------------------------------------------

PROXY FORM                 The Walt Disney Company                    PROXY FORM

         Annual Meeting of Shareholders - To Be Held February 19, 2002
                  THE BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned hereby appoint(s) THOMAS O. STAGGS and DAVID K. THOMPSON, and each of them, attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of, The Walt Disney Company that the undersigned would be entitled to cast if personally present at the 2002 Annual Meeting of Shareholders of the Company, and at any postponement or adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE; FOR PROPOSALS 2 AND 3; AGAINST PROPOSALS 4, 5, 6 AND 7; AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Please date, sign exactly as your name appears on the form and mail the proxy promptly. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners must sign.

                Continued and to be voted and signed on reverse
--------------------------------------------------------------------------------

[THE WALT DISNEY COMPANY LOGO]
MC 9722
500 S. BUENA VISTA STREET
BURBANK, CA 91521 - 9722

                 ---------------------------------------------
                 IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET,
                      PLEASE READ THE INSTRUCTIONS BELOW
                 ---------------------------------------------

The Walt Disney Company encourages you to take advantage of new and convenient ways to vote your shares for matters to be covered at the 2002 Annual Meeting of Shareholders. Please take the opportunity to use one of the three voting methods outlined below to cast your ballot.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY INTERNET - www.proxyvote.com
                   -----------------
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to The Walt Disney Company, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

                If you vote by phone or vote using the Internet,
                        please do not mail your proxy.
                              THANK YOU FOR VOTING



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                    WDSNY1    KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
THE WALT DISNEY COMPANY

The Board recommends a vote FOR items 1, 2 and 3 and AGAINST items 4, 5, 6 and 7.

  (1) ELECTION OF DIRECTORS:

      (01) Reveta F. Bowers, (02) John E. Bryson, (03) Roy E. Disney,
      (04) Michael D. Eisner, (05) Judith L. Estrin, (06) Stanley P. Gold,
      (07) Robert A. Iger, (08) Monica C. Lozano, (09) George J. Mitchell,
      (10) Thomas S. Murphy, (11) Leo J. O'Donovan, S.J., (12) Sidney Poitier,
      (13) Robert A.M. Stern, (14) Andrea L. Van de Kamp, (15) Raymond L. Watson, (16) Gary L. Wilson.

                      For         Withhold      For All
                      All           All         Except
                      [_]           [_]          [_]

      To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

      ____________________________________________________


  Vote On Proposals                                          For Against Abstain

  (2) To ratify the appointment of
      PricewaterhouseCoopers as the Company's independent
      accountants for 2002.                                  [_]   [_]     [_]

  (3) To approve the 2002 Executive Performance Plan.        [_]   [_]     [_]

  (4) To approve the shareholder proposal relating to
      independent accountants.                               [_]   [_]     [_]

  (5) To approve the shareholder proposal relating
      to labor standards for China.                          [_]   [_]     [_]

  (6) To approve the shareholder proposal relating  to
      theme park safety reporting.                           [_]   [_]     [_]

  (7) To approve the shareholder proposal relating to
      stock options.                                         [_]   [_]     [_]


      If you plan on attending the Annual Meeting, please check this box.   [_]

___________________________________________    ________________________________

___________________________________________    ________________________________
Signature  [PLEASE SIGN WITHIN BOX]  Date      Signature (Joint Owners)  Date

--------------------------------------------------------------------------------

PROXY FORM                 The Walt Disney Company                    PROXY FORM

         Annual Meeting of Shareholders - To Be Held February 19, 2002
             FIDELITY MANAGEMENT TRUST COMPANY SOLICITS THIS PROXY

This proxy card, when signed and returned, or your telephone or Internet proxy, will constitute voting instructions to the Plan Administrator or trustee for shares held in any of the following benefits plans: Disney Salaried Savings and Investment Plan, the ABC, Inc. Savings and Investment Plan, the go.com Savings and Investment Plan or the Disney Hourly Savings and Investment Plan (the four immediately preceding plans are referred to as the "Savings Plans"). As a participant in the Savings Plans you have the right to direct Fidelity Management Trust Company regarding how to vote the shares of Disney common stock credited to your account at the Annual Meeting of Shareholders.

Shares in each of the Savings Plans for which voting instructions are not received by February 11, 2002, will be voted, by the trustee, in the same proportion as the shares for which voting instructions are received from other participants.

THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE; FOR PROPOSALS 2 AND 3; AGAINST PROPOSALS 4, 5, 6 AND 7; AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Please date, sign exactly as your name appears on the form and mail the proxy promptly.

                Continued and to be voted and signed on reverse

--------------------------------------------------------------------------------

[THE WALT DISNEY COMPANY LOGO]
MC 9722
500 S. BUENA VISTA STREET
BURBANK, CA 91521 - 9722

                 ---------------------------------------------
                 IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET,
                      PLEASE READ THE INSTRUCTIONS BELOW
                 ---------------------------------------------

The Walt Disney Company encourages you to take advantage of new and convenient ways to vote your shares for matters to be covered at the 2002 Annual Meeting of Shareholders. Please take the opportunity to use one of the three voting methods outlined below to cast your ballot.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY INTERNET - www.proxyvote.com
                   -----------------
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to The Walt Disney Company, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

               If you vote by phone or vote using the Internet,
                        please do not mail your proxy.
                             THANK YOU FOR VOTING



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                    WDSNY2    KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
THE WALT DISNEY COMPANY

The Board recommends a vote FOR items 1, 2 and 3 and AGAINST items 4, 5, 6 and 7.

  (1) ELECTION OF DIRECTORS:

      (01) Reveta F. Bowers, (02) John E. Bryson, (03) Roy E. Disney,
      (04) Michael D. Eisner, (05) Judith L. Estrin, (06) Stanley P. Gold,
      (07) Robert A. Iger, (08) Monica C. Lozano, (09) George J. Mitchell,
      (10) Thomas S. Murphy, (11) Leo J. O'Donovan, S.J., (12) Sidney Poitier,
      (13) Robert A.M. Stern, (14) Andrea L. Van de Kamp, (15) Raymond L. Watson, (16) Gary L. Wilson.

                         For     Withhold     For All
                         All       All        Except
                         [_]       [_]         [_ ]

      To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

      ____________________________________________________

  Vote On Proposals                                        For  Against  Abstain

  (2) To ratify the appointment of
      PricewaterhouseCoopers as the Company's
      independent accountants for 2002.                    [_]    [_]      [_]

  (3) To approve the 2002 Executive Performance Plan.      [_]    [_]      [_]

  (4) To approve the shareholder proposal relating to
      independent accountants.                             [_]    [_]      [_]

  (5) To approve the shareholder proposal relating to
      labor standards for China.                           [_]    [_]      [_]

  (6) To approve the shareholder proposal relating to
      theme park safety reporting.                         [_]    [_]      [_]

  (7) To approve the shareholder proposal relating to
      stock options.                                       [_]    [_]      [_]


      If you plan on attending the Annual Meeting, please check this box.  [_]

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Signature  [PLEASE SIGN WITHIN BOX]  Date      Signature  (Joint Owners)  Date
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